UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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POZEN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POZEN® Inc.

1414 Raleigh Road, Suite 400

Chapel Hill, North Carolina 27517

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of common stock, each having a par value of $0.001 per share, of POZEN Inc. (“POZEN” or the “Company”), will be held at 1414 Raleigh Road, Suite 400, Chapel Hill, North Carolina 27517, on June 10, 2015 at 10:00 a.m. Eastern time, to consider and take action with respect to the following:

1.	To elect two Class III director, who shall serve for a term of three years,

2.	To approve the compensation of the Company’s named executive officers, on an advisory basis,

3.	To approve certain provisions of the POZEN Inc. 2010 Omnibus Equity Compensation Plan to enable the Company to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code,

4.	To ratify the appointment of Ernst & Young LLP as POZEN’s independent auditors to audit POZEN’s financial statements for the fiscal year ending December 31, 2015, and

5.	To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.

Holders of common stock of record at the close of business on April 15, 2015 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

This year, instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on April 15, 2015, we began mailing a Notice Regarding Internet Availability of Proxy Materials, or the Notice, to all stockholders of record as of April 15, 2015, and posted our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

By Order of the Board of Directors,

Gilda M. Thomas
Secretary

Chapel Hill, North Carolina

Dated: April 27, 2015

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, PLEASE PROMPTLY VOTE YOUR PROXY BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND MARKING, DATING, SIGNING AND RETURNING THE PROXY CARD.

POZEN Inc.

1414 Raleigh Road, Suite 400

Chapel Hill, North Carolina 27517

PROXY STATEMENT

Mailed on April 27, 2015

Annual Meeting of Stockholders to be held on June 10, 2015

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of POZEN Inc., or POZEN, to be used at the Annual Meeting of the holders of shares of common stock, par value $0.001 per share, of POZEN, to be held on June 10, 2015 and at any adjournment thereof, or the Annual Meeting. The time and place of the Annual Meeting are stated in the Notice Regarding Internet Availability of Proxy Materials and the Notice of Annual Meeting of Stockholders that accompanies this proxy statement.

The expense of soliciting proxy cards, including the costs of preparing, assembling and mailing the Notice Regarding Internet Availability of Proxy Materials and the Notice of Annual Meeting of Stockholders, proxy statement and proxy card, will be borne by us. This year, instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on April 27, 2015, we began mailing a Notice Regarding Internet Availability of Proxy Materials, or the Notice, to all stockholders of record as of April 15, 2015, and posted our proxy materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

VOTING RIGHTS

Only stockholders as of the close of business on April 15, 2015, the record date fixed by the Board of Directors of POZEN, or the Board, are entitled to notice of and to vote at the Annual Meeting. As of April 3, 2015, there were 32,322,057 shares of common stock issued and outstanding and no other outstanding classes of voting securities. Each holder of our common stock is entitled to one vote per share on each matter presented at the Annual Meeting.

The presence of the holders of a majority of the shares of common stock issued, outstanding and entitled to vote, in person or represented by duly executed proxies, at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

A plurality of the votes cast by stockholders entitled to vote for the election of directors is required to elect the directors. Cumulative voting for the election of directors is not permitted. The affirmative vote of a majority of the votes cast at the meeting, in person or by duly executed proxies, is required to approve the compensation of our named executive officers and to ratify the appointment of our independent auditors.

Shares of common stock represented by valid proxy cards, completed, duly signed, dated, returned to the Company and not revoked, as well as shares that are properly voted via the Internet, as explained below, will be voted at the Annual Meeting as directed on the proxy. You may also vote your shares by telephone by calling 1-800-690-6903 and following the instructions on the proxy card.

In the election of directors, stockholders may either vote “FOR” the nominee for election or “WITHHOLD” their votes from the nominee for election. Shares that are represented by valid proxy cards or shares that are properly voted via the Internet and that are marked “WITHHELD” with regard to the election of the nominees for director will be excluded entirely from the vote and will have no effect on the outcome. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the election of the nominee for Class III director named in this proxy statement.

Stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” to approve the compensation of the Company’s named executive officers, on an advisory basis. Abstentions and broker non-votes will not be counted and, accordingly, will have no effect on the outcome of the vote on this proposal.

Stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” to approve certain provisions of the POZEN Inc. 2010 Omnibus Equity Compensation Plan to enable the Company to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code. Abstentions and broker non-votes will not be counted and, accordingly, will have no effect on the outcome of the vote on this proposal.

Stockholders may vote “FOR”, “AGAINST”, or “ABSTAIN” to ratify the appointment of our independent auditors. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the ratification of the appointment of our independent auditors named in this proxy statement. Shares that are represented by valid proxy cards or that are properly voted via the Internet or telephone and that are marked “ABSTAIN” with regard to the ratification of the appointment of the independent auditors will not be counted and accordingly, will have no impact on the outcome of the vote for the proposal.

Stockholders may vote their shares via the Internet by following the instructions included in the Notice by accessing the Internet at www.proxyvote.com and following the instructions contained on that website. In addition, the law of the State of Delaware, under which POZEN is incorporated, permits electronic voting, provided that each proxy submitted by a stockholder via the Internet or telephone contains or is submitted with information from which it can be determined that such proxy was authorized by the stockholder. Submitting a proxy via the Internet or telephone will not affect your right to vote in person should you decide to attend the Annual Meeting. If you vote your shares via the Internet or telephone, you are responsible for any Internet access or telephone charges that you may incur.

If you are a stockholder of record, that is, you are listed as a stockholder in the Company’s books and records, you may vote your shares via the Internet at www.proxyvote.com rather than by returning the proxy card that accompanies this proxy statement. Once you access that website, in order to vote your shares, you will be required to provide the login control number contained on your proxy card. After providing this information, you will be prompted to complete an electronic proxy card. Your votes will be indicated on your computer screen and you will be prompted to submit or revise your electronic proxy card as desired.

If you are a beneficial owner of shares, that is, you own your shares through a bank or broker; you should receive from your bank or broker a voting instruction form that outlines the methods by which you can vote your shares. A number of banks and brokers have arranged for beneficial owners to vote their shares via the Internet or telephone, and will provide voting instructions on the voting instruction form. If your bank or broker uses Broadridge Financial Solutions, you may vote your shares via the Internet at http://www.proxyvote.com or by phone by calling the telephone number shown on the voting instruction form received from your broker or bank. If you do not give instructions to your bank or broker within ten days of the Annual Meeting, it may vote on matters that the New York Stock Exchange, or NYSE, determines to be “routine”, but will not be permitted to vote your shares with respect to “non-routine” items. Under the NYSE rules, the ratification of the appointment of our independent auditors is a routine matter, while the election of our Class III director, the approval of the compensation of our named executive officers, and the approval of certain provisions to the POZEN Inc. 2010 Omnibus Equity Compensation Plan, are not. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes do not count as votes “FOR” or “AGAINST” any proposal, but will be counted in determining whether there is a quorum for the Annual Meeting. Please note that your bank or broker will not be able to vote your shares with respect to the election of directors if you have not provided directions to your bank or broker. We strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

If you request a printed copy of the proxy materials by mail, mark, date, sign, and return the enclosed proxy card to Broadridge Representatives of Broadridge Financial Solutions, Inc., and our inspectors of election will tabulate and certify the votes. Alternatively, a representative of our transfer agent may serve as inspector of election.

A postage prepaid envelope addressed to Broadridge Financial Solutions will be provided with requested printed proxy materials.

The Board does not know of any other business to be presented for consideration at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will be voted on such matters in the discretion of the proxy holders. The Delaware General Corporation Law provides that, unless otherwise provided in the proxy and unless the proxy is coupled with an interest, a stockholder may revoke a proxy previously given at any time prior to its exercise at the Annual Meeting. A stockholder who has voted shares by returning a proxy card or by delivering a proxy via the Internet or by phone may revoke it at any time before it is exercised at the Annual Meeting by:

•	delivering to any of the persons named as proxies on the proxy card, or addressed to and received by the Secretary, an instrument revoking the proxy;

•	appearing at the Annual Meeting and voting in person and executing a later dated proxy which is exercised at the Annual Meeting; or

•	casting a later vote via the Internet or telephone.

Attendance at the Annual Meeting will not, by itself, revoke a proxy. We plan to announce preliminary voting results at the Annual Meeting and will report the final results in a Current Report on Form 8-K, which we intend to file with the Securities and Exchange Commission shortly after the Annual Meeting.

PRINCIPAL STOCKHOLDERS

The stockholders named in the following table are those known to us to be the beneficial owners of 5% or more of our common stock. Unless otherwise indicated, the information is as of March 31, 2015. For purposes of this table, and as used elsewhere in this proxy statement, the term “beneficial owner” means any person who, directly or indirectly, has or shares the power to vote, or to direct the voting of, shares of our common stock, the power to dispose, or to direct the disposition of, a security or has the right to acquire shares within sixty (60) days. Except as otherwise indicated, we believe that each owner listed below exercises sole voting and dispositive power over its shares.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Beneficially Owned
John R. Plachetka, Pharm.D. POZEN Inc. 1414 Raleigh Road, Suite 400 Chapel Hill, NC 27517	3,796,475	(1)	11.5%
PAR Investment Partners, L.P. One International Place, Suite 2401 Boston, MA 02110	3,863,699	(2)	12.0%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	2,601,301	(3)	8.0%

(1)

This amount reflects ownership by Silver Hill Investments, LLC, John R. Plachetka and Clare A. Plachetka and certain affiliated entities, and consists of (i) 1,157,808 shares owned by Silver Hill Investments, LLC, which is 50% owned by the Family Trust under the John R. Plachetka Irrevocable Trust (the “JRP Family Trust”), 40% owned by John R. Plachetka through his assignee, the Revocable Declaration of Trust, John R. Plachetka, Trustee (the “JRP Revocable Trust”), and 10% owned by his wife, Clare A. Plachetka, through her assignee, the Clare A. Plachetka Revocable Declaration of Trust, Clare A. Plachetka, Trustee (the “CAP Revocable Trust”); (ii) 1,554,102 shares owned by the JRP Revocable Trust; (iii) 221,910 shares owned by the CAP Revocable Trust; (iv) 22,631 shares owned by the JRP Family Trust; and (v) 37,580 shares held by John R. Plachetka (vi) 802,444 shares of common stock issuable pursuant to options granted to John R. Plachetka exercisable within 60 days. This number does not include 773,013 shares of common stock issuable pursuant to restricted stock units granted to John R. Plachetka. John R. Plachetka and Clare A. Plachetka claim shared voting and dispositive power as to the shares set forth in (i), (iii) and (iv) above.
(2)	Based on information disclosed on a report on Schedule 13G/A filed with the SEC on December 3, 2014 with respect to ownership as of December 31, 2014 by PAR Investment Partners, L.P., PAR Group, L.P. and PAR Capital Management, Inc., each of PAR Group, L.P. and PAR Capital Management, Inc. are general partners of PAR Investment Partners, L.P.
(3)	Based on information disclosed on a report on Schedule 13G/A filed with the SEC on January 12, 2014 with respect to ownership as of December 31, 2014 by BlackRock, Inc. as parent company of BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Canada Limited, BlackRock Advisors, LLC and BlackRock Investment Management, LLC.

STOCK OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

The following table and notes thereto set forth information with respect to the beneficial ownership of shares of our common stock as of March 31, 2015 (except as otherwise indicated below) by each of our directors and director nominees, each named executive officer and by our directors and executive officers as a group, based upon information furnished to us by such persons. Except as otherwise indicated, we believe that each beneficial owner listed below exercises sole voting and dispositive power.

	Beneficial Ownership as of March 31, 2015
Name of Beneficial Owner (1)	Number of Shares		Percentage of Common Stock
John R. Plachetka, Pharm.D.	3,796,475	(2)	11.5%
John G. Fort, M.D.	214,954	(3)	*
Neal F. Fowler	61,804	(4)	*
William L. Hodges	370,820	(5)	1.1%
Arthur S. Kirsch	98,179	(6)	*
Kenneth B. Lee, Jr.	106,525	(7)	*
Dennis L. McNamara	195,306	(8)	*
Seth A. Rudnick, M.D.	52,197	(9)	*
Gilda M. Thomas	282,603	(10)	*
All current directors, director nominees and executive officers as a group (9 persons)	5,178,863	(11)	15.2%

*	Less than 1%
(1)	Unless otherwise set forth herein, the street address of the named beneficial owners is c/o POZEN Inc., Suite 400, 1414 Raleigh Road, Chapel Hill, North Carolina 27517.

(2)	Consists of (i) 1,157,808 shares owned by Silver Hill Investments, LLC, which is 50% owned by the Family Trust under the JRP Family Trust, 40% owned by John R. Plachetka through his the JRP Revocable Trust, and 10% owned by his wife, Clare A. Plachetka, through the CAP Revocable Trust; (ii) 1,554,102 shares owned by the JRP Revocable Trust; (iii) 221,910 shares owned by the CAP Revocable Trust; (iv) 22,631 shares owned by the JRP Family Trust; and (v) 37,580 shares held by John R. Plachetka (vi) 802,444 shares of common stock issuable pursuant to options granted to John R. Plachetka exercisable within 60 days. This number does not include 773,013 shares of common stock issuable pursuant to restricted stock units granted to John R. Plachetka. John R. Plachetka and Clare A. Plachetka claim shared voting and dispositive power as to the shares set forth in (i), (iii) and (iv) above.
(3)	Includes 167,158 shares of common stock issuable pursuant to options exercisable within 60 days.
(4)	Includes 45,804 shares of common stock issuable pursuant to options exercisable within 60 days, but does not include 9,291 shares issuable pursuant to restricted stock units previously granted.
(5)	Includes 282,250 shares of common stock issuable pursuant to options exercisable within 60 days.
(6)	Includes 67,179 shares of common stock issuable pursuant to options exercisable within 60 days, but does not include 9,291 shares issuable pursuant to restricted stock units previously granted.
(7)	Includes 67,179 shares of common stock issuable pursuant to options exercisable within 60 days, but does not include 9,291 shares issuable pursuant to restricted stock units previously granted.
(8)	Includes 101,993 shares of common stock issuable pursuant to options exercisable within 60 days.
(9)	Includes 39,697 shares of common stock issuable pursuant to options exercisable within 60 days, but does not include 9,291 shares issuable pursuant to restricted stock units previously granted.
(10)	Includes 228,828 shares of common stock issuable pursuant to options exercisable within 60 days.
(11)	Includes 1,802,532 shares of common stock issuable pursuant to options exercisable within 60 days. This number does not include 773,013 shares of common stock issuable pursuant to restricted stock units held by Dr. Plachetka; nor does it include an aggregate of 37,164 shares of common stock issuable pursuant to restricted stock units previously granted and held by other directors, each of which hold 9,291 shares individually.

PROPOSAL 1

NOMINATION AND ELECTION OF DIRECTORS

Our Certificate of Incorporation, as amended and restated, provides that our Board shall consist of not less than three or more than fifteen members, divided into three Classes: Class I, Class II and Class III. Each director serves for a three-year term, with one class of directors being elected at each Annual Meeting. Two directors are currently serving in Class I. Two directors are currently serving in Class II and two directors are currently serving in Class III. Our Board is authorized to increase or decrease the total number of directors within the three to fifteen range, as well as the number of directors in each class.

The directorships expiring this year are Class III directorships, currently filled by Dr. John R. Plachetka and Dr. Seth A. Rudnick. Upon the recommendation of the Nominating/Corporate Governance Committee of the Board, the Board has nominated Dr. Plachetka and Dr. Rudnick as the nominees to stand for election at this Annual Meeting to serve as Class III directors. If elected, the Class III directors’ term will expire in 2018.

The nominees for election at this Annual Meeting have informed us that they are willing to serve for the term to which they are nominated, if elected. If they should become unavailable for election or is unable to serve as directors, the shares represented by proxies voted in favor of that nominee will be voted for any substitute nominee that may be named by the Board.

Set forth in the table below is certain information about the nominee for election as Class III directors, as well as those members of the Board whose current terms will extend beyond the Annual Meeting, including each director’s age and length of service as a director of POZEN, principal occupation and business experience for at least the past five years and the names of other publicly held companies on whose boards the director serves or has served in the past five years. There are no family relationships among any of our directors, nominees for director and executive officers.

Directors Whose Terms Expire in 2018 (Class III directors)
John R. Plachetka, Pharm.D.	61	1996	Chairman of the Board of POZEN since January 2001, co-founder of POZEN and President and Chief Executive Officer of POZEN since 1996. Vice President of Development at Texas Biotechnology Corporation from 1993 to 1995.

Seth A. Rudnick, M.D. (1)(2)(3)	66	2011	Venture partner and previously general partner at Canaan Partners, a venture capital firm, since 1998, from which he is now retired. Formerly, Chief Executive Officer and Chairman of CytoTherapeutics Inc., a company developing stem cell-based therapies. Helped found and served as the Head of Research and Development for Ortho Biotech, a division of Johnson & Johnson focusing on cancer and chronic illnesses from 1991 to 1998. Serves of the Boards of the following privately held biotechnology companies: Chimerix, Inc., Meryx Pharmaceuticals, for which he serves as Chairman, Liquidia Technologies, Inc., for which he serves as Chairman, and G1 Therapeutics, for which he serves as Executive Chairman. Also serves on the Board of Square 1, a public company. Currently a Clinical Adjunct Professor of Medicine at University of North Carolina, Chapel Hill.

Name	Age	Director Since	Principal Occupation, Other Business Experience During Past Five Years and Other Directorships
Nominee for Election – Terms Expiring in 2017 (Class I directors)

Kenneth B. Lee, Jr. (2)(3)	67	2002	Lead independent director of POZEN since 2005. Independent consultant since June 2002 and general partner of Hatteras Venture Partners (formerly Hatteras BioCapital. LLC and BioVista Capital, LLC), the general partner of Hatteras BioCapital Fund, L.P., a venture capital fund focusing on life sciences companies, since 2003. President of A.M. Pappas & Associates, a venture capital firm, between January 2002 and June 2002. Partner of Ernst & Young LLP from 1982 through 2000. Partner of Ernst & Young Corporate Finance LLC from 2000 to 2001. Managing Director of Ernst & Young’s Health Sciences Corporate Finance Group from 2000 to 2001. Serves on the board of Biocryst Pharmaceuticals, Inc., a public company, for which he serves as chairman of the audit committee and chairman of the finance committee. He is also a director of Clinverse, Inc. and Clinipace Worldwide, two privately held companies. Previously, he served on the boards of CV Therapeutics, Inc., for which he served as lead independent director and chair of the audit committee and a member of the compensation committee, Abgenix, Inc., for which he served on the audit committee, OSI Pharmaceuticals, for which he served as a member of the audit committee, Inspire Pharmaceuticals Inc., for which he served as chairman of the board of directors, chair of the audit committee and a member of the compensation committee and finance committee, and Maxygen, Inc., for which he served as chairman of the audit committee and a member of the nominating/ governance committee and the compensation committee. Served as a member of the executive committee of the Board of the North Carolina Biotechnology Industry Organization and as a member of the board of Ibiliti, a nonprofit organization dedicated to building and expanding networks of resources for advanced medical technology companies.

Directors Whose Terms Expire in 2016 (Class I directors)

Neal F. Fowler (1)(2)	53	2010	Chief Executive Officer of Liquidia Technologies, Inc., a privately held biotechnology company since 2008 and Chief Executive Officer of Envisia Technologies, a privately held biotechnology company, since 2013. President of Centocor, Inc., a subsidiary of Johnson & Johnson from 2006 to 2008. President of Ortho-McNeil Neurologics, Inc., a subsidiary of Johnson & Johnson from 2004 to 2006 and Franchise Vice President-CNS from 2001 to 2004. Held various positions at Eli Lilly and Company from 1988 to 2001, including Area Director, Primary Care Division (2001), Director U.S. Cardiovascular Business Unit (1997 to 2000), Cardiovascular Product Manager (1996 to 1997), Operations Manager, Southwest Area (1995), Manager Medical Device and Diagnostics (1993 to 1995), Associate, Marketing Plans, Endocrinology (1992), Associate, Business Development/New Product Planning, Oncology (1990 to 1991), and Retail Sales Representative (1988 to 1990).

Arthur S. Kirsch (1)(2)(3)	63	2004	Senior Advisor, GCA Savvian, LLC (formerly Perseus Group, LLC), an investment bank, since June 2005. Founding member and Managing Director of Vector Securities, LLC, an investment and merchant banking firm, from 2001 to May 2005. Managing Director and Head of Healthcare Research and Capital Markets of Prudential Vector Healthcare Group, a unit of Prudential Securities, Inc., a full-service brokerage firm, from 1999 to 2001. Director, Equity Research of Vector Securities International, Inc., an investment banking firm, from 1995 to 1999. Serves as a director of PhysioSonics, Inc., a privately held company developing noninvasive neurological products.

(1)	Member of Nominating/Corporate Governance Committee.
(2)	Member of Compensation Committee.
(3)	Member of the Audit Committee.

Director Experience, Qualifications, Attributes and Skills

We believe that the backgrounds and qualifications of our directors and director nominees, considered as a group, provide a broad mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Nominating/Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees. However, our Nominating/Corporate Governance Committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees. Our Board is composed of a diverse group of leaders in their respective fields. Many of the current directors have leadership experience at major domestic and international companies with operations inside and outside the United States, as well as experience serving on other companies’ boards, which provides an understanding of different business processes, challenges and strategies facing boards and other companies. Our directors have experience as chief executive officers and presidents of pharmaceutical and biotechnology companies which brings unique perspectives to the Board. Further, our directors also have other experience that makes them valuable members, such as prior experience with financing transactions or mergers and acquisitions that provides insight into issues faced by companies.

The following highlights the specific experience, qualification, attributes and skills of our individual Board members, or nominees for the Board, that have led our Nominating/Corporate Governance Committee to conclude that these individuals should serve on our Board:

Kenneth B. Lee, Jr., our lead independent director, brings his extensive accounting and financial background to the Board, as well as expertise in the life sciences industry from his experience as a general partner of several venture capital funds specializing in life sciences. He has also served and is serving on the boards and audit committees of several public pharmaceutical companies similar in size to the Company, including serving as Chairman of the Board of Biocryst Pharmaceuticals, Inc. Mr. Lee is also a co-founder of the National Conference on Biotechnology Ventures.

Arthur S. Kirsch has over 25 years of experience working in the equity capital markets and has extensive knowledge of the healthcare and life sciences field. Mr. Kirsch, who has spent the majority of his career in investment banking with a focus on the healthcare industry, brings both financial and industry expertise to the Board.

Neal F. Fowler brings his extensive background in the pharmaceutical industry acquired through a variety of marketing and general manager positions at several large pharmaceutical companies. He is currently chief executive officer at Liquidia Technologies, Inc. and Envisia Technologies, positions which have provided him with experience in running an emerging growth company.

Seth A. Rudnick brings deep operational experience in the pharmaceutical and biotechnology industries acquired through a variety of senior research and development positions in several large and mid-size pharmaceutical companies and as Chief Executive Officer, and Chairman of CytoTherapeutics, Inc., Chairman of Liquidia Technologies, Inc., Executive Chairman of GI Therapeutics, and Chairman of Meryx Pharmaceuticals. Dr. Rudnick retired from Canaan Partners, a global venture capital firm with significant investments in the healthcare sector, where he served as general and now a venture partner since 1998, which has provided him with significant experience in and insight into life sciences investments.

John R. Plachetka, our Chairman of the Board, President, Chief Executive Officer and Chief Scientific Officer, brings over thirty years of experience in the pharmaceutical industry. Prior to founding the Company in 1996, Dr. Plachetka served as president and chief executive officer of Clinical Research Foundation-America, a top-10 contract clinical research company in the U.S. and as vice president of development at Texas Biotechnology Corporation. This was preceded by a nine-year career at Glaxo Inc. where Dr. Plachetka held various executive positions including director of cardiovascular clinical research and led the U.S. development program for Imitrex®,

Trandate®, and a thromboxane antagonist. He also participated in the development program for Zantac® tablets and injection. Dr. Plachetka also formerly served as assistant professor of Pharmacy Practice and Cardiovascular and Thoracic Surgery at the University of Arizona.

Vote Required for Election

The receipt of a plurality of the votes cast by stockholders entitled to vote in the election of directors is required for the election of the nominees listed above as a Class III directors of POZEN.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

Independence of Directors

Our Board has determined that each of the members of the Board, with the exception of Dr. John R. Plachetka, who serves as our Chairman, President and Chief Executive Officer, is independent as that term is defined under the applicable independence listing standards of the NASDAQ Global Market, or NASDAQ.

Meetings

Our Board held 9 meetings of the Board during the year ended December 31, 2014. During the year, no incumbent director attended fewer than 75% of the aggregate of all meetings of the Board held during the period in which he or she served as a director and the total number of meetings held by the committee on which he or she served during the period. It is the policy of our Board that each director attends our annual meetings of stockholders. All of our incumbent directors attended our 2014 Annual Meeting of Stockholders held on June 4, 2014.

Board Leadership Structure and Role in Risk Oversight

Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis. Since January 2001, our leadership structure has combined the Chairman of the Board, President and Chief Executive Officer roles into one position. Currently, Dr. Plachetka, our co-founder, serves as Chairman of the Board, President, Chief Executive Officer and Chief Scientific Officer of our company. Since 2004, our Board has also designated a lead independent director who acts as the leader of the independent directors of the Board and as chairperson of the executive sessions of our independent directors, serves as a non-exclusive intermediary between the independent directors and management, including our Chairman of the Board, President and Chief Executive Officer, provides input to the Chairman in planning agendas for Board meetings and facilitates discussions among the independent directors as appropriate between Board meetings. Currently, Mr. Lee serves as our lead independent director. The independent directors meet in executive session without the Chairman or members of management in attendance at least quarterly. Our Board determines what leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of the Company, the current stage of development and commercialization of our products and product candidates and other relevant factors. After considering these factors, our Board has determined that the combined roles of Chairman of the Board, President and Chief Executive Officer, along with a lead independent director, is an appropriate board leadership structure for the Company at this time. The Board believes that it is highly beneficial to the Company for Dr. Plachetka to serve in these multiple roles since as the Company’s co-founder, Chief Scientific Officer, named inventor on all of the Company’s issued patents and patent applications, and the Company’s largest stockholder, Dr. Plachetka is uniquely positioned to serve in both the role of chief executive and Board leader.

The Board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s board leadership structure supports this approach. Through our Chairman of the Board, President and Chief Executive Officer, and other members of management, the Board receives periodic reports regarding the risks facing the Company. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding our risk and control environment.

Committees of the Board

Our Board currently has three standing committees: an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee. These committees, their principal functions and their respective memberships are described below.

Audit Committee

The current members of the Audit Committee are Mr. Kirsch, who serves as Chairman, Mr. Lee and Dr. Rudnick. Each of the members of the Audit Committee is independent as defined by the applicable NASDAQ listing standards and Securities and Exchange Commission, or the SEC, rules applicable to audit committee members. Our Board has determined that each also qualifies as an audit committee financial expert as defined by the SEC.

The Audit Committee was established in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee oversees our financial reporting process and system of internal control over financial reporting, and selects and oversees the performance of, and approves in advance the services provided by, our independent auditors. The Audit Committee provides an open avenue of communication among our independent auditors, financial and senior management and the Board. The Audit Committee meets regularly with our independent auditors without management present, and from time to time with management in separate private sessions, to discuss any matters that the Committee or these individuals believe should be discussed privately with the Audit Committee, including any significant issues or disagreements that may arise concerning our accounting practices or financial statements. The Audit Committee also oversees our whistleblower policy for receiving and handling complaints or concerns regarding accounting, internal accounting controls or auditing matters. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding our risk and control environment.

The Audit Committee held 4 meetings during the year ended December 31, 2014. A copy of the Audit Committee’s charter is posted on our website at www.POZEN.com.

Nominating/Corporate Governance Committee

The current members of the Nominating/Corporate Governance Committee are Dr. Rudnick, who serves as Chairman, Mr. Fowler, and Mr. Kirsch. Each of the members of the Nominating/Corporate Governance Committee is independent as defined by the applicable NASDAQ listing standards.

The Nominating/Corporate Governance Committee assists the Board in fulfilling its responsibilities regarding the oversight of the composition of the Board and other corporate governance matters. Among its other duties, the Nominating/Corporate Governance Committee evaluates nominees and reviews the qualifications of individuals eligible to stand for election and reelection as directors and makes recommendations to the Board on this matter; oversees compliance with our Code of Business Conduct and Ethics; reviews and approves related party transactions; recommends and advises the Board on certain other corporate governance matters; and oversees the Board’s performance evaluation process. The Nominating/Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees. However, our Nominating/Corporate Governance Committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees.

The Nominating/Corporate Governance Committee held 3 meetings during the year ended December 31, 2014. A copy of the Nominating/Corporate Governance Committee’s charter is posted on our website at www.POZEN.com.

Review and Approval of Related Person Transactions. Our Board has adopted written policies and procedures for the review, approval or ratification of transactions involving POZEN and any executive officer, director, director nominee, 5% stockholder and certain of their immediate family members (each of whom we refer to as a “related person”). The policies and procedures cover any transaction involving $120,000 or more with a related person (a “related person transaction”) in which the related person has a material interest and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.

Any proposed related person transaction must be reported to the Chairman of our Nominating/Corporate Governance Committee. The policy calls for the transaction to be reviewed and, if deemed appropriate, approved by the Nominating/Corporate Governance Committee. The transaction should be approved in advance whenever practicable. If not practicable, the Nominating/Corporate Governance Committee will review, and may, if deemed appropriate, ratify the related person transaction. The policy also permits the Chairman of the Nominating/Corporate Governance Committee to approve related person transactions that arise between committee meetings, subject to ratification by the Nominating/Corporate Governance Committee at its next meeting. Any related person transaction that is ongoing in nature will be reviewed annually.

A related person transaction will be considered approved or ratified if it is authorized by the Nominating/Corporate Governance Committee or Chairman after full disclosure of the related person’s interest in the transaction. The transaction may be approved or ratified only if the Nominating/Corporate Governance Committee determines that the transaction is not inconsistent with POZEN’s best interests. In considering related person transactions, the Nominating/Corporate Governance Committee will consider any information considered material to investors and the following factors:

•	the related person’s interest in the transaction;

•	the approximate dollar value of the transaction;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and

•	the purpose and potential benefit to us of the transaction.

The policy provides that transactions involving the compensation of our executive officers will be reviewed and approved by the Compensation Committee or our Board, in accordance with the Compensation Committee’s charter.

Evaluation and Identification of Director Nominees. The Nominating/Corporate Governance Committee considers a number of factors in identifying and evaluating director nominees. While all nominees should have the highest personal integrity, meet any regulatory qualifications and have a record of exceptional ability and judgment, the Board relies on the judgment of members of the Nominating/Corporate Governance Committee, with input from our Chairman, President and Chief Executive Officer, to assess the qualifications of potential Board nominees with a view to the contributions that they would make to the Board and to POZEN. Because our Board believes that its members should ideally reflect a mix of experience and other qualifications, there is no rigid formula. Our Nominating/Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees. However, our Nominating/Corporate Governance Committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees. In evaluating potential candidates, the Nominating/Corporate Governance Committee will consider, among others things, the degree to which a potential candidate fulfills a current Board need (e.g., the need for an audit committee financial expert), as well as the candidate’s ability and commitment to understand POZEN and its industry and to devote the time necessary to fulfill the role of director (including, without limitation, regularly attending and participating in meetings of the Board and its Committees). In considering potential candidates, the Nominating/Corporate Governance Committee will consider the overall competency of the Board in the following areas:

•	industry knowledge;

•	accounting and finance;

•	business judgment;

•	management;

•	leadership;

•	business strategy;

•	crisis management; and

•	corporate governance.

In addition, the Nominating/Corporate Governance Committee may consider other factors, as appropriate in a particular case, including, without limitation, the candidate’s:

•	sound business and personal judgment;

•	diversity of origin, experience, background and thought;

•	senior management experience and demonstrated leadership ability;

•	accountability and integrity;

•	financial literacy;

•	industry or business knowledge, including science, technology, and marketing acumen;

•	the extent, nature and quality of relationships and standing in the research and local communities;

•	in connection with nominees to be designated as “independent” directors, “independence” under regulatory definitions, as well as in the judgment of the Nominating/Corporate Governance Committee;

•	independence of thought and ideas; and

•	other board appointments and service.

The Nominating/Corporate Governance Committee considers recommendations for nominations from a variety of sources, including members of the Board, business contacts, community leaders and members of management. As described below, the Nominating/Corporate Governance Committee will also consider stockholder recommendations for Board nominees. The Nominating/Corporate Governance Committee’s process for identifying and evaluating candidates is the same with respect to candidates recommended by members of the Board, management, stockholders or others.

Stockholder Director Nominee Recommendations. The Nominating/Corporate Governance Committee will consider director nominees recommended by stockholders. Stockholders who wish their proposed nominee to be considered by the Nominating/Corporate Governance Committee for nomination at our next annual stockholders’ meeting should submit information about their nominees by no later than 120 days prior to the one year anniversary of the mailing of the proxy statement for our most recent annual meeting of stockholders. Stockholders who wish to recommend a nominee should submit the following information in writing to the Chairman of the Nominating/Corporate Governance Committee, c/o POZEN Inc., 1414 Raleigh Road, Suite 400 Chapel Hill, North Carolina 27517:

•	the name of the candidate and the information about the individual that would be required to be included on a proxy statement under the rules of the SEC (including without limitation such individual’s qualifications, experience, background and share ownership, if any);

•	information about the relationship between the candidate and the nominating stockholder;

•	the consent of the candidate to serve as a director; and

•	proof of the number of shares of our common stock that the nominating stockholder beneficially owns and the length of time the shares have been owned.

Stockholders also have the right to nominate director candidates themselves, without any prior review or recommendation by the Nominating/Corporate Governance Committee or the Board, by following the procedures set forth in our bylaws as described at “Certain Deadlines for the 2016 Annual Meeting” in this proxy statement.

Compensation Committee

The current members of the Compensation Committee are Mr. Lee, Mr. Kirsch, Dr. Rudnick and Mr. Fowler. Mr. Lee serves as Chairman of the Compensation Committee. Each of the current members of the Compensation Committee is independent as defined by the applicable NASDAQ listing standards.

Decisions regarding the compensation of our executive officers are made by the Compensation Committee. The Compensation Committee’s principal responsibilities include reviewing POZEN’s overall compensation philosophy and the adequacy and market competitiveness of our compensation plans and programs, evaluating the Company’s compensation policies and practices to determine whether these policies and practices create incentives for a particular employee group to take actions which could put the Company at undue risk, evaluating the performance of and reviewing and approving compensation for our executive officers, evaluating and recommending director compensation, and reviewing and discussing with management the Compensation Discussion and Analysis included in this proxy statement. The Compensation Committee also administers our equity-based and other incentive plans, including assuming responsibility for granting, or delegating as appropriate the authority for granting, and making decisions with respect to, awards under our equity compensation and other incentive plans.

To assist in its efforts to meet the objectives and responsibilities outlined above, the Compensation Committee has retained an executive compensation consultant. During 2014, the Compensation Committee retained Radford, an Aon Hewitt Company, or Radford, a nationally known executive compensation and benefits consulting firm, to advise it on various matters related to executive and director compensation and compensation programs. Radford may also from time to time advise management, with the Compensation Committee’s consent. Radford was hired by and reports to the Compensation Committee. Pursuant to its charter, the Compensation Committee has the power to hire and fire such consultants and to engage other advisors. A human resources consultant retained by management also provides information and support to the Compensation Committee as requested.

The Compensation Committee values the input of our stockholders regarding compensation decisions. In 2013, the Committee commissioned a third party to contact institutional stockholders that collectively owned >50% of the non-affiliated shares in an effort to understand any concerns they had regarding our executive compensation program. In 2014, Mr. Lee, the Chairman of the Compensation Committee, also contacted certain institutional shareholders to continue this dialogue and sent a letter to the shareholders describing certain steps taken by the Board to address stockholder concerns, a copy of which was included in the Company’s 2014 proxy statement. As a result of these efforts, and with advice from Radford, in February 2014 our Board adopted new policies relating to new stock ownership guidelines for our Chief Executive Officer and new policies relating to equity retention and incentive payment clawback applicable to all executive officers. The Committee also made the 2014 annual equity grants for certain of our executive officers more specifically performance-based by allocating a portion of the annual equity award to performance-based grants that vest on significant corporate achievements.

The Compensation Committee held 10 meetings during the year ended December 31, 2014. A copy of the Compensation Committee’s charter is posted on our website at www.POZEN.com.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee. None of the members of our Compensation Committee has ever been our employee or one of our officers.

Stockholder Communications to the Board of Directors

Stockholders may send communications to our Board in writing, addressed to the full Board of Directors or a specific committee of the Board, c/o Investor Relations Manager, 1414 Raleigh Road, Suite 400 Chapel Hill, North Carolina 27517, telephone 919-913-1030, email investors@POZEN.com.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our employees (including our principal executive officer, chief financial officer and other members of our finance and administration department)

and our directors. Our Code of Business Conduct and Ethics is posted on our website at www.POZEN.com. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ Stock Market listing standards concerning any amendments to, or waivers from, any provision of our Code of Business Conduct and Ethics.

Compensation of our Directors

Discussed in the following paragraphs and tables is the compensation paid to the non-employee directors who serve on our Board. Directors who are also our employees do not receive any additional compensation for their service as directors of the Company.

Cash Compensation. We reimburse each non-employee director for out-of-pocket expenses incurred in connection with attending Board and Board committee meetings and otherwise in connection with service as a director. We also pay each non-employee director the following retainer fees:

•	An annual retainer of $40,000.

•	An annual retainer for Board committee Chairs, as follows: $12,000 for service as Chair of the Nominating/Corporate Governance Committee; $17,500 for service as Chair of the Compensation Committee; and $25,000 for service as Chair of the Audit Committee.

•	An annual retainer for Board committee members (other than committee Chairs), as follows: $8,000 for service on the Nominating/Corporate Governance Committee; $10,000 for service on the Compensation Committee; and $12,500 for service on the Audit Committee.

All retainers are payable quarterly and pro-rated for service of less than a full quarter; retainers may be reduced if a director fails to attend at least 75% of all required Board and committee meetings. No compensation is paid to directors for attendance at individual Board or Board committee meetings.

Equity Compensation.

•	Upon his or her initial election to the Board, 14,000 RSUs. This initial grant vests one-third annually over three years, subject to continued service as a director.

•	On the date of each annual meeting of stockholders, an amount of RSUs with a market value as of the grant date equal to $80,000. The RSUs vest on the earlier of the one-year anniversary of the grant or the date of the next annual stockholder meeting, subject in either case to the director’s continued service on the Board at that date.

Equity grants awarded pursuant to this director compensation program are granted under and subject to the terms and conditions of the POZEN Inc. 2010 Equity Compensation Plan, including without limitation the terms providing for acceleration of vesting upon a change of control. All stock options are granted at an exercise price per share equal to the closing price of our common stock, as reported on NASDAQ, on the date of grant, have a ten-year term and are exercisable for a period of up to three years following the date the director’s service on the Board terminates, to the extent vested as of such date, but not beyond the expiration of the ten-year term.

The Board has adopted a non-employee director stock ownership guideline of shares equal in value to three times the annual director retainer of $40,000, to be acquired over a five year period. Directors are strongly encouraged to hold their shares of POZEN stock while they serve on the Board.

The following table further summarizes the compensation paid by us to our non-employee directors during the 2014 fiscal year. Except as noted below, all of our directors are paid at the same rate. The differences among directors in the table below are a function of additional compensation for chairing a committee and/or serving on one or more committees.

Name (1)	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($) (3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Neal F. Fowler	$56,333	$79,996	—	—	—	—	$136,329
Arthur S. Kirsch	$79,250	$79,996	—	—	—	—	$159,246
Kenneth B. Lee, Jr.	$67,917	$79,996	—	—	—	—	$147,913
Martin Nicklasson, Ph.D.	$29,375	—	—	—	—	—	$29,375
Seth A. Rudnick, M.D.	$69,292	$79,996	—	—	—	—	$149,288

(1)	Dr. John R. Plachetka, our Chairman, President and Chief Executive Officer, is not included in this table as he is an employee of POZEN and thus receives no compensation for his services as a director or as Chairman. The compensation received by Dr. Plachetka is shown in the Summary Compensation Table and other executive compensation tables included in this proxy statement.
(2)	Consists of the following:

a.	Neal F. Fowler: four quarterly payments toward 2014 annual fees, including a 2014 annual retainer of $40,000 and $16,333 for service as a member of one or more Board Committees.
b.	Arthur S. Kirsch: four quarterly payments toward 2014 annual fees, including a 2014 annual retainer of $40,000, $22,917 for service as Chair of the Audit Committee and $16,333 for service as a member of one or more Board Committees.
c.	Kenneth B. Lee, Jr: four quarterly payments toward 2014 annual fees, including a 2014 annual retainer of $40,000, $16,548 for serving as Chairman of the Compensation Committee and $11,369 for service as a member of one or more Board Committees.
d.	Martin Nicklasson: two quarterly payments toward 2014 annual fees, including a 2014 annual retainer of $40,000 and $9,375 for service as a member of one or more Board Committees. Mr. Nicklasson did not stand for re-election and retired from the Board as of the 2014 Shareholder’s Meeting.
e.	Seth A. Rudnick: four quarterly payments toward 2014 annual fees, including a 2014 annual retainer of $40,000, $12,000 for serving as Chairman of the Governance Committee and $17,292 for service as a member of one or more Board Committees.

(3)	The amounts included in this column are the dollar amounts representing the full grant date fair value of each restricted stock unit award calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718. At December 31, 2014, each director held awards of 9,291 restricted stock units, all of which had been granted on June 6, 2014 and vest on the earlier of the one-year anniversary of the grant or the date of the next annual stockholder meeting (the 2015 Annual Meeting). For information on the valuation assumptions used in calculating this amount, see Note 6 to POZEN’s audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC.

The following table lists the number of outstanding options held by each of the directors as of December 31, 2014, and provides additional information concerning the options granted to these directors during 2014, each of which was granted at an exercise price equal to the closing price of POZEN’s common stock as reported by NASDAQ on the respective date of grant. Options granted prior to 2007 vest annually over four years and annual option grants after 2006 vest on the earlier of the one-year anniversary of the grant or the date of the next annual stockholders meeting. The Grant Date Fair Value dollar amounts represent the full grant date fair value of each stock option award calculated in accordance with FASB ASC Topic 718 and do not represent the actual value that may be recognized by the directors upon option exercise. For information on the valuation assumptions used in calculating this amount, see Note 6 to POZEN’s audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC.

Name	Options Outstanding as of December 31, 2014 (#)	Options Granted in 2014 Fiscal Year (#)	Date of 2014 Option Grant	2014 Option Expiration Date	2014 Option Exercise Price ($/Sh)	Grant Date Fair Value of Option Awards Granted in 2014 ($)
Neal F. Fowler	45,804	—	—	—	—	—
Arthur S. Kirsch	67,179	—	—	—	—	—
Kenneth B. Lee, Jr.	67,179	—	—	—	—	—
Martin Nicklasson, Ph.D.	—	—	—	—	—	—
Seth A. Rudnick, M.D.	39,697	—	—	—	—	—

OUR EXECUTIVE OFFICERS

Below is information about John R. Plachetka, William L. Hodges, John G. Fort, Gilda M. Thomas and Dennis L. McNamara, our executive officers. This information includes each officer’s age, his or her position with POZEN, the length of time he or she has held each position and his or her business experience for at least the past five years. Our Board elects our executive officers annually, and executive officers serve until they resign or the Board terminates their position. There are no family relationships among any of our directors, nominee for director and executive officers.

Name	Age	Position
John R. Plachetka, Pharm.D.	61	Founder, Chairman, President and Chief Executive Officer
William L. Hodges	60	Senior Vice President, Finance and Administration, Chief Financial Officer
John G. Fort, M.D.	60	Chief Medical Officer
Gilda M. Thomas	60	Senior Vice President and General Counsel
Dennis L. McNamara	49	Senior Vice President and Chief Business Officer

John R. Plachetka, Pharm.D. is Chairman of the Board of Directors, a co-founder, President, Chief Executive Officer and Chief Scientific Officer of POZEN and has held such positions since our inception in 1996. Prior to founding POZEN, Dr. Plachetka was Vice President of Development at Texas Biotechnology Corporation from 1993 to 1995 and was President and Chief Executive Officer of Clinical Research Foundation-America, a leading clinical research organization, from 1990 to 1992. From 1981 to 1990, he was employed at Glaxo Inc. Dr. Plachetka received his B.S. in Pharmacy from the University of Illinois College of Pharmacy and his Doctor of Pharmacy from the University of Missouri-Kansas City.

William L. Hodges joined POZEN in August 2004 as Senior Vice President of Finance and Administration and Chief Financial Officer. Mr. Hodges began his career in the pharmaceutical industry with Burroughs Wellcome Co. in 1985. In 1991, he moved to London and worked in Group Finance for the Wellcome Foundation, Ltd. Mr. Hodges worked on mergers and acquisitions and was Regional Controller for Northern Europe and Japan. In 1993, he returned to Burroughs Wellcome in North Carolina as Director of Procurement. Mr. Hodges was Vice

President, Corporate Planning and Business Support at GlaxoWellcome before being appointed acting Senior Vice President and CFO for the fifteen months leading up to the merger between GlaxoWellcome plc and SmithKline Beecham plc which was completed in December 2000. From 2001 to 2003, Mr. Hodges was Senior Vice President and CFO of Pergo, Inc. located in Raleigh, North Carolina. Mr. Hodges received his B.S. in Business Administration from the University of North Carolina at Chapel Hill and is a Certified Public Accountant.

John G. Fort, M.D. joined POZEN in July 2007 as Chief Medical Officer. Prior to joining POZEN, Dr. Fort was Vice President, Medical Affairs at Adolor Corporation and held positions with Pfizer Inc., including Vice President, Medical Affairs, and was Vice President, Arthritis and Pain at G.D. Searle & Co., Monsanto Corporation from September 1994 to December 2003. Prior to joining the pharmaceutical industry, he was an Associate Professor of Medicine at Thomas Jefferson University, Division of Rheumatology. Dr. Fort received his M.D. from the University of Valencia Faculty of Medicine and is board certified in internal medicine with a subspecialty certification in rheumatology.

Gilda M. Thomas joined POZEN in January 2007 as Senior Vice President and General Counsel. Prior to joining POZEN, Ms. Thomas was Vice President, General Counsel and company secretary at EMD Pharmaceuticals, Inc., an affiliate of Merck KGaA, Darmstadt, Germany from July 2001 to December 2006. Prior to joining EMD, she spent 14 years at Burroughs Wellcome Co., which merged into Glaxo Welcome, Inc. At Glaxo Wellcome Ms. Thomas was Associate General Counsel responsible for the 13 member corporate section of the legal department. Ms. Thomas received her J.D. from Harvard Law School, a M.S. from Simmons College and a B.A. from Wellesley College.

Dennis L. McNamara has been Senior Vice President and Chief Business Officer since January 2014. Mr. McNamara joined POZEN in December 1998 as Vice President of Business Development and held such positions through December 2013. Prior to joining POZEN, Mr. McNamara held positions in business development with private and publicly-traded development stage biotechnology companies including AlphaVax, Sequana Therapeutics and Apex Bioscience, and in pharmaceutical sales with Abbott Laboratories. Before joining the pharmaceutical industry Mr. McNamara conducted receptor pharmacology research at the University of North Carolina. Mr. McNamara earned his M.B.A. from the University of Michigan and an A.B. degree from Duke University.

EXECUTIVE COMPENSATION

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis, or CD&A, included in this proxy statement with management. Based on that review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in POZEN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and this proxy statement.

Submitted by:

The Compensation Committee of the Board of Directors

Kenneth B. Lee, Jr, Chairman

Arthur S. Kirsch

Neal F. Fowler

Seth A. Rudnick, M.D.

Compensation Discussion and Analysis

This CD&A explains our compensation program as it pertains to our named executive officers – namely, our President and Chief Executive Officer, or CEO, our Chief Financial Officer, and our three other most highly compensated executive officers. For purposes of this CD&A, we refer to these persons as our “executive officers.” Our discussion focuses on compensation and practices relating to our most recently completed fiscal year.

Executive Summary of 2014 Performance

We are a pharmaceutical company focused on transforming medicine that can transform lives. We have operated a unique business model that focuses on (i) developing innovative products that meet unmet medical needs in the marketplace; (ii) obtaining patents for those innovative ideas which we believe have value in the marketplace; (iii) utilizing a small group of talented employees to develop those ideas by working with strategic outsource partners; (iv) developing a regulatory pathway with the appropriate agency; and (v) determining how best to commercialize our products

We establish corporate goals at the beginning of every calendar year which are reviewed and approved by our Board. Our goals are designed to drive long term value for our stockholders, such as obtaining approval for our product candidates, which can take many years, obtaining partners to commercialize our approved products, or managing our expenses. Our employees, including our named executive officers, then develop individual performance goals which support these corporate goals. At the end of each year, the Compensation Committee assesses the Company’s achievement against these goals to establish pools for annual cash and equity incentives. A description of the process for granting individual cash incentives and equity and other long-term incentive compensation for our executive officers is described on pages 26 through 28 of this proxy.

2014 Corporate Goals

Our corporate goals for 2014 were:

•	Obtain approval of the New Drug Application (“NDA”) from the U.S. Food and Drug Administration (“FDA”) for PA8140 and PA32540.

•	Execute one new license for a POZEN product, or negotiate a significant change in an existing license.

•	Manage to a net cash burn of <$8 million, before any PA payments.

•	Execute the 2014 steps of the Strategic Plan.

All of the goals were achieved except for the goal to obtain approval of the NDA for PA8140 and PA32540 from the FDA by the end of 2014. As a result, the Compensation Committee decided to fund the bonus pool for cash bonuses and equity grants at 75% of target level. A description of our efforts to achieve each goal is described below.

On April 25, 2014 we announced that we had received a Complete Response Letter (“CRL”) from FDA denying approval of the NDA for our PA8140 and PA32540 product candidates. In the CRL, FDA noted that, during an inspection of the manufacturing facility of an active ingredient supplier completed the day of our PDUFA date, inspection deficiencies were found. Satisfactory resolution of deficiencies noted by the field investigator is required before the NDA can be approved. No safety or efficacy issues with respect to the PA8140 and PA32540 product candidates were noted. We worked with the active ingredient supplier to resolve the deficiencies, including sending employees and third party consultants to assess progress and assisting the supplier with drafting and providing updates to the FDA. Despite these efforts, the FDA did not complete its review of the response of the active ingredient supplier to the inspection deficiencies prior to our new PDUFA date and on December 16, 2014, we received a second CRL from the FDA which contained identical wording with respect to inspection deficiencies of our active ingredient supplier. As a result of the Company’s failure to meet its goal of obtaining approval of the NDA for PA8140 and PA32540 by the end of 2014, the Compensation Committee decided to fund the bonus and equity pool at 75% of target level.

During 2014, we negotiated significant changes to an existing license agreement with Glaxo Smithkline (GSK) for rights to commercialize Treximet® (sumatriptan/naproxen sodium) which achieved a second corporate goal. As a condition of our consent to GSK’s assignment of the Product Development and Commercialization Agreement for Treximet® to Pernix Therapeutics Holdings, Inc. (“Pernix), the restrictions on our right to develop and commercialize certain additional dosage forms of sumatriptan/naproxen combinations outside of the United States were eliminated and we can now seek approval for these combinations on the basis of the approved U.S. NDA. We also obtained Pernix’s commitment to continue certain of GSK’s ongoing development activities and to undertake certain new activities. Lastly, we received a warrant to purchase 500,000 shares of Pernix common stock at an exercise price equal to $4.28, the closing market price on May 9, 2014. In addition to negotiating favorable changes in the license agreement for Treximet, we negotiated a mutual termination agreement with sanofi-aventis U.S. LLC (Sanofi U.S.) for the commercialization of our PA8140 and PA32540 investigational products which provided for the transfer of specified commercial know-how developed by Sanofi U.S. relating to the PA products to us and allows us and any future collaborators to use this know-how to commercialize the products.

For the majority of 2014, our strategy was to collect the royalty and milestone cash flows from our investments in development and approved pharmaceutical products and to distribute as much cash to our stockholders as was prudent through future distributions and dividends. We accomplished this by reducing expenses to an appropriate level to efficiently and effectively run the business of working with our partners, licensing any unpartnered assets to third parties, and collecting the royalties and milestones under our existing licensing agreements. Our corporate goal of managing the 2014 net cash burn in furtherance of this strategy was achieved through strict control of expenses and royalty revenues that exceeded our forecast.

During 2014, we continued to execute our strategic plan in support of the above-described strategy and this goal was also deemed achieved by the Compensation Committee based upon the completion of activities. As a result of the termination of our license agreement with Sanofi U.S. for the PA8140 and PA32540 investigational products, we are currently evaluating all strategic options available to us now that we have full ownership of the PA products in the United States.

Given our overall business model and strategy described above, we do not believe that our incentive programs encourage short-term risky behavior because the performance criteria on which our incentive programs are primarily based are longer-term strategic and corporate goals designed to reward our executives for outstanding corporate performance, including success in progressing our product development programs and our out-licensing activities, both of which can take many years.

Responsibility; Philosophy; Objectives

The Compensation Committee of our Board, which is comprised solely of independent directors and “outside directors” as determined under Internal Revenue Code Section 162(m) and the applicable Treasury Regulations, is responsible for our executive compensation program. The Compensation Committee reviews and determines its independence using factors set forth in applicable SEC and NASDAQ rules on an annual basis. The Compensation Committee receives staff support from members of our management. In addition, the Compensation Committee directly engages Radford Survey + Consulting, or Radford, a leading compensation consultant, to assist the Committee in the performance of its duties. As part of its 2014 review of the Company’s compensation programs, the Committee engaged Radford to assist with several compensation-related projects, including an assessment of our director compensation program and to confirm that its 2014 compensation decisions were in line with industry norms. Other than services provided to the Committee, Radford did not perform any services for the Company or any of its management in 2014.

The Compensation Committee reviews and approves all compensation paid to our executive officers and is responsible for determining the most appropriate, total executive compensation principles that govern such compensation. These principles are based on our business strategy and business model and are designed to be competitive with our peer group of companies and consistent with stockholder interests without encouraging unnecessary or excessive short-term risk. In accordance with its charter, the Compensation Committee’s responsibilities include reviewing and approving our overall compensation philosophy and the adequacy and market effectiveness of our compensation plans and programs; evaluating the performance of and reviewing and approving total compensation for our executive officers; and administering our equity-based and other incentive programs.

We are committed to providing competitive levels of compensation to our employees, including our executive officers, to ensure that we are able to recruit, retain and motivate the high caliber talent we require in our unique business model. Our business model includes a significant amount of outsourcing and we therefore need smart, talented, experienced business managers in each area of expertise to be successful. We believe it is important that our employees be given the opportunity to be well rewarded for strong performance against goals that support individual development and our future success. In determining the total compensation for our executive officers, the Compensation Committee’s aim is to provide compensation that assists us in meeting these objectives. The Compensation Committee seeks to maintain compensation that is in overall conformance with sound market practices and comparable to and competitive with the compensation packages of executives of similar companies, while recognizing individual and organizational performance.

We rely on survey data and information on compensation paid by comparable companies gathered by our compensation consultant, Radford to benchmark our executive compensation programs. Radford conducts an independent review of the peer group selection criteria and specific companies at the Committee’s request. In selecting peer companies, the Compensation Committee considers a number of factors, including whether a potential peer has products on the market, whether a potential peer has executive positions of similar scope of responsibility, as well as whether investors might consider such company as a peer when considering investments in the Company. The Compensation Committee also considers the peer group criteria used by groups such as Institutional Shareholder Services (ISS) and Glass Lewis for making comparisons. In selecting the peer companies, we believe that the Company’s market cap and the fact that it has products on the market sold by licensees are the two most critical criteria for making pay comparisons. Because the institutional investor advisory firms do not limit the peer group review to companies with products on the market and with similar business models, we have found that there is only limited overlap between our peer group and those used by the institutional investor advisory firms.

The companies below were identified by Radford in 2013 as the POZEN peer group for purposes of compensation benchmarking and remain unchanged in 2014.

AMAG Pharmaceuticals	ImmunoGen
BioDelivery Sciences International	LifeVantage
Cempra	Momenta Pharmaceuticals
Cryolife	Repligen
Cumberland Pharmaceuticals	SciClone Pharmaceuticals
Dendreon	Spectrum Pharmaceuticals
Depomed	Sucampo Phama
DURECT	Zogenix
Dyax

These companies were selected based on the following criteria:

•	Market Capitalization: range of 50% to 200% of the Company’s then current valuation, approximately $100M to $500M.

•	Publicly traded biopharmaceuticals/biotherapeutics companies with a product on the market, with consideration for the therapeutic area.

•	Location: predominately east coast (as available).

Radford has served as an advisor to the Compensation Committee since 2008 in connection with the compensation decisions for the executive officers. As part of its review of the 201 compensation, the Committee consulted with Radford to conduct an assessment of competitiveness of the director compensation program which was used in adopting changes to Board compensation effective June 1, 2014 and to inform its 2014 compensation decisions and confirm that the decisions were in line with industry norms. Other than services provided to the Committee, Radford did not perform any services for the Company or any of its management in 2014.

What We Reward

Our executive compensation program is designed to reward achievement of annual and long-term corporate goals, as well as individual goals that are supportive of our corporate goals and strategic objectives. Our executive officers establish and submit annual corporate goals for the year to our Board for approval. These annual business goals are based on calendar year objectives that are specific and measurable, and align with our longer term strategic plan. The goals represent important corporate achievements and value drivers of POZEN, and generally involve progressing specific product candidates in the product development pipeline, achieving product regulatory milestones, achieving financial targets or progressing corporate strategic activities. The Compensation Committee evaluates the achievement of these goals, along with completion of other strategic activities and individual performance, and uses its discretion to determine annual adjustments to compensation and annual awards for our executive officers. The Compensation Committee recognizes that internal, external and other extraordinary factors may lead to adjustments of corporate efforts that may not be reflected in our annual Board-approved corporate goals; therefore, the Compensation Committee uses its judgment in completing a thorough review of annual corporate and personal performance before the annual awards are approved.

Our compensation program is designed to provide higher levels of pay when executive and organizational performance exceeds the performance standards. Likewise, individual and organizational performance that falls short of the approved standards will result in payments and overall compensation that are at the lower end of competitive market targets. Our compensation programs are designed not only to reward past performance, but to provide incentives for continued high levels of executive performance, particularly through the multi-year vesting of our equity awards. We also consider the use of special performance based programs for longer term, key objectives, such as the PA32540 equity program which was implemented in 2011 and the PA8140 equity program which was implemented in 2012. Individual executives are reviewed annually to assess performance against their goals. We are guided by the overarching principle that the highest comparative levels of compensation should be paid to our highest performing executives.

We believe our approach to goal setting assists in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executives. Several features of our programs reflect sound risk management practices. We believe we have allocated our compensation among base salary and short and long-term compensation target opportunities in such a way as to not encourage excessive risk-taking. In addition, under the POZEN Inc. 2010 Equity Compensation Plan (the “2010 Plan” or the “Plan”), we may provide a mix of equity award instruments that includes performance based equity awards, full value awards as well as the multi-year vesting of our equity awards, which will also mitigate risk and properly account for the time horizon of risk.

We believe that the mix of salary and potentially significant variable cash and equity-based incentives that we employ in our executive compensation program motivates our executive officers to work to build long-term value for our stockholders. We also believe that all employees should be owners of the company and all of our executive officers are shareholders. The executive officers beneficially own 14.7% of outstanding shares of the Company, which creates alignment with the stockholders. The Compensation Committee believes that, based on its evaluation, the compensation paid to our executive officers, as reported in this CD&A and the compensation tables included in this proxy statement, is fair and reasonable.

Role of Stockholder Say-on-Pay Votes

We provide our stockholders with the opportunity to cast an annual, nonbinding advisory vote on executive compensation (a “say-on-pay proposal”). At the Annual Meeting of Stockholders held on June 4, 2014, approximately 77% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal.

The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

Role of Executive Officers in Determining Executive Compensation

The Compensation Committee is responsible for making all compensation decisions for our executive officers. Dr. Plachetka, our CEO, annually reviews the performance of each of our other executive officers and makes recommendations regarding their compensation to the Compensation Committee. The annual goal setting process for our executive officers other than our CEO involves establishing performance criteria supportive of our annual corporate goals and includes elements of participation and refinement by our executive officers, with final agreement by our CEO. Each executive officer’s goals are designed to require significant effort, cooperation and effectiveness in business plan execution in order to achieve the performance standards. In evaluating our executive officers other than the CEO, the Compensation Committee relies in part on the input and recommendations of our CEO. In evaluating our CEO’s compensation, the Compensation Committee considers, among other factors, an annual self-assessment submitted by our CEO, as well as a thorough review of corporate performance. Dr. Plachetka is not present during the Compensation Committee’s deliberations or determinations of his compensation.

Elements of Compensation

The primary components of our executive compensation program are:

•	base salary;

•	annual cash incentives;

•	long-term incentives; and

•	benefits.

In addition, employment agreements with each of our executive officers provide for potential payments upon certain terminations of employment and upon a change of control of our company. Each of the four principal elements of our executive compensation program is discussed in the following paragraphs. The employment agreements are described in the narrative accompanying the Summary Compensation Table and Grants of Plan-Based Awards Table that are included in this proxy statement and the section of this proxy statement beginning on page 37 entitled “Potential Payments on Termination and Change of Control”. The Compensation Committee believes that each of these compensation elements complements the others and that together they serve to achieve our compensation objectives.

In compensating our CEO and our other executive officers, the Compensation Committee seeks to ensure stockholder alignment by providing competitive base salaries; annual performance-based cash incentives; and longer-term awards under our equity-based incentive programs that are all targeted at the median of the peer group. The Compensation Committee, in conjunction with management, continues to review the level of current equity compensation and alternative equity compensation strategies to determine if changes or alternatives are more appropriate given POZEN’s stage of development and changes to the competitive landscape. As noted above, the Compensation Committee is considering the most appropriate employee retention vehicles, including making all or a portion of the annual equity grants awarded to employees and executive officers performance-based.

Although all of our full time, regular salaried employees are eligible to receive cash bonuses and equity-based compensation, our CEO and other executive officers have a higher percentage of their total compensation at risk, as they have greater responsibility for and a more direct impact on overall corporate results. The compensation tables included in this proxy statement detail a three-year average fixed pay versus variable compensation splits of approximately 21% - / 79% for the CEO to 49% - / 51% for the other executive officers. In making decisions that result in this allocation, the Compensation Committee relies upon advice from Radford, its independent compensation consultant. The Compensation Committee, when determining allocation, also considers the fact that our CEO serves POZEN in many roles, including as President, CEO and Chairman. Dr. Plachetka is one of three founders of the Company and has been with the Company for 19 years. His expertise in many areas and unique skill set allows him to perform multiple roles, thus allowing the Company to forego several additional senior level positions at a considerable cost savings. In addition to his responsibilities as CEO, President and Chairman, Dr.

Plachetka leads our technology and scientific development efforts as Chief Scientific Officer, and our investor relations activities, as well as playing a key role in our business development activities, ongoing product creation and development, and in our interactions with the FDA and other regulatory bodies with respect to our product development programs. He is also a named inventor on each of the Company’s issued patents and patent applications and is essential in the defense of our patents against generic competitors. Dr. Plachetka continues to be one of the largest stockholder in the company with beneficial ownership of approximately 11.5%.

Three-Year Average Fixed Pay Versus Variable Compensation

Base salary

We believe that the base salary of our CEO and other executive officers should provide a level of assured cash compensation that is commensurate with their senior professional status and career accomplishments. Accordingly, their base salaries are designed to be competitive with similar positions within the biopharmaceutical industry. In addition to the peer group analyses undertaken by the Compensation Committee as described above, we participate in and subscribe to the Radford Global Life Sciences Survey, which includes data from nearly 600 participating companies. The Compensation Committee relies on these tools to set base salaries for our executive officers that are benchmarked to similar roles in the peer group.

Base salary adjustments include a combination of cost-of-living and merit increases, based on the executive’s performance of his or her key responsibilities and duties, and are approved, communicated, and implemented in March of each year to allow for evaluation of the entire year, including the Company’s financial performance. The Compensation Committee considers each executive officer’s self-assessment of annual performance in its base salary review process and takes into account the CEO’s assessment of and recommendations with respect to each of the other executive officers. In addition, the Committee considers the market pay practices for the individual jobs.

In March 2014, based on the Radford Global Life Sciences Survey data provided by our outside compensation consultants, the Compensation Committee’s evaluation of the Company’s and each executive officer’s individual performance (as described under Annual cash incentives below), the Compensation Committee awarded Dr. Plachetka an increase in his base salary of approximately 3.0 % over his base salary in 2013. Dr. Fort, Mr. Hodges, Ms. Thomas and Mr. McNamara were also granted salary increases of approximately 3.0%. The 3.0% range used for salary adjustments is in line with survey data to which we subscribe. These increases were in line with the increases provided to the broader employee population.

Annual cash incentives

The Compensation Committee’s practice is to award annual cash incentives to our CEO and our other executive officers on a discretionary basis based on a review of corporate and individual performance objectives. Our executive officers have the opportunity to earn an annual cash incentive that is calculated as a percentage of the executive’s annual base salary. Our CEO’s target annual cash incentive level, as specified in his employment agreement, is 65% of base salary. The annual cash incentive target level for each of the other executive officers for 2014 is 40% of base salary. Annual cash incentive targets were set based upon advice from the Compensation Committee’s independent consultants. Annual cash incentives are approved, communicated and paid in March of each year in recognition of the achievement of goals and other contributions during the previous year to allow for evaluation of the entire year, including the Company’s financial performance. If warranted in special circumstances, individual one-time discretionary bonuses may also be awarded during the course of the year.

In considering annual cash incentives, the Compensation Committee evaluates the annual performance of the CEO and each of the other executive officers, focusing on the executive’s performance in his or her area or areas of functional responsibility as well as the achievement of our annual corporate goals and other significant corporate accomplishments. With respect to the executive officers other than the CEO, the annual cash incentive is also based on achievement of the executive’s individual goals for the year, which may include individual development goals designed to facilitate professional growth and succession planning. As Chief Executive Officer, President and Chief Scientific Officer of the Company, the Board believes it is appropriate for Dr. Plachetka’s individual goals to mirror the overall corporate goals of the Company. Therefore, for 2014, Dr. Plachetka’s individual goals and the Company’s goals, as described in the Executive Summary, were identical. The corporate goals are set forth in our Executive Summary on page 18 above. The corporate goals are not assigned specific weightings. The Compensation Committee also takes into account the recommendations of the CEO in determining the annual cash incentives for our other executive officers. Annual cash incentives are utilized to drive annual performance based upon the establishment and agreement of annual goals. The level of the annual cash incentive may also be impacted by other accomplishments during the year.

For 2014, the Compensation Committee awarded the Company credit for achievement of 75 % of its corporate goals. A major corporate goal, to gain approval of the NDA for PA32540 and PA8140 by the end of the calendar year, was not achieved. After receiving a CRL in April 2014, which sited inspection deficiencies found during an inspection of the manufacturing facility of an active ingredient supplier, we worked with the active ingredient supplier to resolve the deficiencies, including sending employees and third party consultants to assess progress and assisting the supplier with drafting and providing updates to the FDA. Despite these efforts, the FDA did not complete its review of the response of the active ingredient supplier to the inspection deficiencies prior to our new PDUFA date and on December 16, 2014, we received a second CRL from the FDA which contained identical wording to that of the first CRL with respect to inspection deficiencies of our active ingredient supplier. All of the remaining 2014 corporate goals were achieved. We negotiated significant changes to an existing license agreement as a condition of our consent to GSK’s assignment of the Product Development and Commercialization Agreement for Treximet® to Pernix, including the elimination of the restrictions on our right to develop and commercialize certain additional dosage forms of sumatriptan/naproxen combinations outside of the United States, allowing us to seek approval for these combinations on the basis of the approved U.S. NDA, and obtaining Pernix’s commitment to continue certain of GSK’s ongoing development activities and to undertake certain new activities. We also negotiated consideration consisting of a a warrant to purchase 500,000 shares of Pernix common stock at an exercise price equal to $4.28, the closing market price on May 9, 2014. Our corporate goal of managing the 2014 net cash burn to $8 million or less was achieved through strict control of expenses. During 2014, we also continued to execute our strategic plan in and this goal was also deemed achieved by the Compensation Committee based upon the completion of activities.

Based on the foregoing assessment of performance, the Compensation Committee awarded the CEO an annual cash incentive of $382,700 which represented 75% of his targeted cash incentive opportunity. The cash incentive was awarded in recognition of Dr. Plachetka’s contributions and leadership during the year, including his multiple roles as Chairman, President, CEO and principal scientific innovator, his key role in regulatory interactions and business development activities, ongoing product creation and development, and patent applications and patent defense. The Compensation Committee considered a variety of factors in awarding the cash incentive, including Dr. Plachetka’s scientific contributions to the progression of the PA322540 and PA8140 development program, his lead role in the Company’s interactions with the FDA with respect to PA32540 and PA8140 and with our active ingredient supplier whose inspection deficiencies resulted in the Company’s receipt of two CRLs, his key role in the negotiation with Pernix, and his role as a named inventor on three new patents issued 2014.

Other current executive officers were awarded annual cash incentives for fiscal 2014 performance, as follows:

William L. Hodges	$108,225	(75% of target opportunity)
John G. Fort	$114,000	(75% of target opportunity)
Gilda M. Thomas	$101,025	(75% of target opportunity)
Dennis L. McNamara	$78,000	(75% of target opportunity)

The Compensation Committee approved these cash incentive awards in recognition of the accomplishment of all but one of the corporate goals, as well as the individual executive officer’s performance in his or her areas of functional responsibility and accomplishment of individual goals.

For Mr. Hodges, his functional responsibilities included managing the investor relations and public relations functions, providing management information to the Board, managing the financial and accounting function, leading the annual strategic planning process and ensuring accurately and timely filing of required SEC documents. The Compensation Committee determined that Mr. Hodges achieved all of his goals in 2014; however, because the Company did not achieve its goal to obtain approval of its NDA for PA32540 and PA8140, the pool for annual cash incentives was not fully funded, and Mr. Hodges and the other executive officers were paid at 75% of their target opportunity. One of his primary individual goals for 2014, with a weighting of 40%, related to managing the Company’s financial resources efficiently and effectively to accomplish the Company’s strategic objectives while ensuring a net cash burn of less than $8 million, which was also a corporate goal. This goal was deemed achieved by the Compensation Committee as evidenced by the Company’s increased cash balance at the end of 2014. An additional goal for Mr. Hodges, with a weighting of 50%, related to execute the 2014 steps of the strategic plan. This goal was deemed achieved by the Compensation Committee based upon the completion of the activities. A final goal, weighted at 10%, related to improving the percentage of shareholders who voted in favor of the Company’s say-on-pay proposal in the 2014 proxy. Mr. Hodges achieved this goal by planning and participating in outreach to shareholders to understand their concerns regarding the Company’s compensation practices, assisting in improving proxy disclosure to better explain the Company’s compensation practices, working with Mr. Lee, Chairman of the Compensation Committee, to draft a letter to shareholders, and assisting in the creation and implementation of new corporate governance policies. These efforts resulted in approximately 77% of shareholders voting in favor of the Company’s say-on-pay proposal in proxy, up from approximately 54% in 2013.

For Dr. Fort, his functional responsibilities included serving as the Company’s Chief Medical Officer, managing overall safety aspects of the Company’s clinical studies, reviewing and approving all documents requiring medical review and interpretation, establishing and maintaining contacts with key opinion leaders, and serving as the functional head of clinical pharmacology. The Compensation Committee determined that Dr. Fort achieved all of his goals in 2014; however, because the Company did not achieve its goal to obtain approval of its NDA for PA32540 and PA8140, the pool for annual cash incentives was not fully funded, and Dr. .Fort and the other executive officers, were paid at 75% of their target opportunity. One of Dr. Fort’s goals for 2014, weighted at 60%, was to conduct all clinical and other development activities required to obtain approval of PA32540 and PA8140. The Committee deemed that this goal was achieved by Dr. Fort based upon his contributions to the completion of a required Phase 1 study for PA8140 on time and within budget, his review and coordination of efforts to resolve the inspection deficiencies at the Company’s active ingredient supplier, his review and assistance with validation activities, and his lead role in the labeling negotiations for the PA products with FDA. Another goal for Dr. Fort, weighted at 20%, was to support the business development activities relating to the license of the PA product candidates, which he met by providing medical and scientific input into marketing and business development activities as required, and representing the Company in discussions with potential strategic partners with respect to scientific, clinical and regulatory matters. A final goal for Dr. Fort, weighted at 20% was to complete the development of PA10040 for commercialization outside of the United States and to support licensing activities for the product. Dr. Fort achieved this goal by his contributions to the conduct of a required Phase 1 study on time and within budget. He also met with the Medicines Evaluation Board in the Netherlands to discuss requirements for filing a regulatory submission for the product and reviewed and prepared documents required for submission of a Marketing Authorization Application (MAA).

For Ms. Thomas, her functional responsibilities included drafting, reviewing and structuring agreements in support of all business and corporate activities; coordinating our compliance activities; and providing legal support to all business development and strategic alliance initiatives. The Compensation Committee determined that Ms. Thomas achieved all of her goals in 2014; however, because the Company did not achieve its goal to obtain approval of its NDA for PA32540 and PA8140, the pool for annual cash incentives was not fully funded, and Ms. Thomas and the other executive officers, were paid at 75% of their target opportunity. One of Ms. Thomas’ primary individual goals for 2014, weighted at 35%, was to provide all required legal support for the corporate goal to execute a new license or to negotiate a significant change in an existing license. She achieved this objective by providing legal support in the negotiations with Pernix, which negotiation resulted in a number of benefits to the Company, including a warrant to purchase 500,000 shares of Pernix common stock and the elimination of restrictions on the Company’s ability to market certain formulations of sumatriptan and naxproxen sodium outside of the United States. She also assisted in the negotiating of a mutual termination agreement with Sanofi U.S. which permitted the company to obtain access to certain commercial know how generated by Sanofi U.S. A second goal, weighted at 25%, related to the Paragraph IV litigation in with respect to VIMOVO and Treximet. She achieved this goal by, among other things, managing outside counsel, providing input on all court filings, participating in the development of and approving litigation strategy, assisting in the preparation of deposition witnesses, and serving as the Company’s representative at Court-required settlement conferences. A third goal, also weighted at 30%, was to implement a continuing reduction in force to meet the Company’s current business needs, which goal was deemed achieved by the Compensation Committee based upon the completion of specified activities. A final goal, weighted at 10%, related to improving the percentage of shareholders who voted in favor of the Company’s say-on-pay proposal in the 2014 proxy. She achieved this goal by assisting Mr. Hodges with shareholder outreach and the creation of new corporate governance policies, and by drafting proxy disclosure which better explained the Company’s compensation practices.

For Mr. McNamara, his functional responsibilities include executing corporate development activities, primarily to secure partners to commercialize the POZEN portfolio of products, interfacing with strategic advisors on corporate development initiatives, managing strategic alliances, leading analytics for projecting sales of commercialized products and financial modeling to support transactions, directing and assisting in the enforcement of intellectual property rights by outside counsel and licensees; and leading the commercial analysis and identification of potential intellectual property protection for novel product concepts. The Compensation Committee determined that Mr. McNamara achieved all of his goals in 2014; however, because the Company did not achieve its goal to obtain approval of its NDA for PA32540 and PA8140, the pool for annual cash incentives was not fully funded, and Mr. McNamara and the other executive officers, were paid at 75% of their target opportunity. One of Mr. McNamara’s primary individual goals for 2014, weighted at 40%, was to execute a new license for a POZEN product or to negotiate a significant change in an existing license agreement. He achieved this objective by leading the business negotiations with Pernix, which provided a number of benefits to the Company, including a warrant to purchase 500,000 shares of Pernix common stock and the elimination of restrictions on the Company’s ability to market certain formulations of sumatriptan and naxproxen sodium outside of the United States. He also worked with Ms. Thomas to negotiate the mutual termination agreement with Sanofi on terms favorable to the Company. A second goal relating to alliance management, weighted at 40%, was deemed achieved by the Compensation Committee based on completion of specified activities. A final goal, weighted at 20%, was to obtain at least one new patent for a POZEN product, which Mr. McNamara achieved by managing outside patent counsel and counsel for the Company’s licensee and advancing the Company’s patent prosecution efforts. As a result of his efforts, 4 new patents were issued and one patent application was allowed which application, when issued, will substantially extend the patent life of one of the Company’s products.

Equity and other long-term incentive compensation

As described above, stock-based incentives are a key component of our executive compensation program and have historically been provided to all of our full-time employees. Employee ownership is a core value of our operating culture, and we and the Compensation Committee believe that stock ownership encourages our executives to create value for our shareholders over the long term, and promotes retention and affiliation with the Company by allowing our employees to share in our long-term success while aligning employee and executive interests with those of our stockholders. To reflect our commitment to employee ownership, the Board has adopted stock ownership guidelines for the CEO of 6x times base salary, as well as a stock retention policy for all named executive officers requiring such officers to retain at least 50% of the total equity credited from grants of equity awards (net of amounts required to pay taxes and exercise prices) while such individual remains a named executive officer. The

CEO currently owns shares of the Company with a value greater than forty-five times his base pay and all executives have retained well in excess of the 50% minimum required acquired equity. The Company’s executive officers beneficially own 14.3% of the outstanding stock of the Company as a group, and the CEO beneficially owns 11.5%.

Equity awards are awarded annually after careful review of corporate and individual performance. If the corporate goals are achieved, the equity pool is funded at the target level for all employees. The Compensation Committee also evaluates the corporate and individual performance of the CEO and other named executive officers and awards annual equity grants based upon performance and evaluation of market practices of the peer companies. We have traditionally vested these awards over four years to include a retention element to the awards. As discussed above, the Committee is evaluating future equity awards and retention as part of its overall review of compensation, given the company’s strategic direction.

In certain circumstances, the Compensation Committee may determine that non-equity long-term incentives are preferable to equity-based awards. For example, due in part to his significant ownership of our stock, the Compensation Committee has determined that long-term incentive awards to our CEO may include a non-equity component, or may be paid partly or wholly in cash, as determined by the Committee.

Stock options and other long-term equity incentive awards are made under our 2010 Plan. Stock options generally have a ten-year term and vest over a number of years based on continued employment. Vesting for service based stock options awarded to our executive officers has typically been 25% annually over four years from the date of grant. Our stock options are granted at an exercise price equal to the closing price of our common stock on the date of grant. Accordingly, the actual value an executive will realize is tied to future stock appreciation and is therefore aligned with corporate performance and stockholder returns. We have more recently used restricted stock units for annual and performance-based awards to ensure all employees, including our executive officers, are true owners of the Company.

Each year, the Compensation Committee determines the level of long-term incentive award opportunity to be provided to our executive officers. In determining the target opportunity and amount of the awards, the Compensation Committee evaluates factors that contribute to overall corporate growth and development and to increasing long-term stockholder value, such as progression of our drug development pipeline, licensing deals, regulatory approval, stock price movement relative to our peers, execution of and/or progress toward fulfilling our long-term strategic plan, as well as the executive’s performance and contribution to our annual and long-term strategic goals, and each executive officer’s achievement of his or her individual goals and objectives, which are the same goals and objectives which serve as the basis for the award of annual cash incentives described above. The Compensation Committee may, at its discretion, consider both the achievement of the annual Board-approved corporate goals and other significant corporate accomplishments during the year. For our executive officers other than the CEO, the Compensation Committee also takes into account the recommendations of the CEO in determining the amount of the grant to each executive officer.

Until this year, these long-term incentive are granted in March of the following year after performance for the last completed fiscal year has been evaluated. In accordance with that practice, after reviewing 2013 performance, in March 2014, our executive officers were granted restricted stock units, and our CEO was granted a long-term incentive award consisting of a mix of cash and restricted stock units. In April 2014, the Compensation Committee granted an additional amount of restricted stock units to our executive officers, other than our CEO, bringing the total amount of restricted stock units granted to the target level recommended by Radford and tied vesting of such additional amounts to the payment of certain milestones under the license agreement with Sanofi U.S. These incentive awards are described more fully below and are reflected in the Summary Compensation Table and the Grants of Plan-Based Award Table included in this proxy statement.

With respect to 2014 performance, the Compensation Committee decided to return to a schedule in which long-term incentives are granted at the end of December after evaluation of performance for the calendar year. In accordance with this practice, on December 31, 2014, our executive officers were granted restricted stock units, and our CEO was granted a long-term incentive award consisting of a mix of cash and restricted stock units. The long-term incentive awards granted in December 2014 based on 2014 performance have been disclosed in our Section 16 filings and will appear in next year’s proxy statement.

2014 Long-Term Incentive Awards. In March 2014, after review of the Company’s progress on its key strategic objectives and in accordance with the principles outlined above, the Compensation Committee awarded our CEO a long-term incentive award of $ 850,000 which vests 33% per year on March 15th over three years, and 98,039 restricted stock units, which vest 25% per year on March 15th over four years. In addition to the role of Chief Executive Officer, Dr. Plachetka fills the roles of Chairman of the Board, President and Chief Scientific Officer, as well as being an inventor on all of POZEN’s patents. The Compensation Committee considered these factors and the Dr. Plachetka’s significant contributions to the Company in 2013 in approving the award. The Compensation Committee evaluated Dr. Plachetka’s significant contribution to the progress our PA product candidates culminating in the filing of the NDA for PA32540 and PA8140 in March 2013 and establishing the bioavailability of the aspirin component of PA10040, which is a critical step in completing the submission of a MAA in the European Union for PA10040, as well has his key role in the negotiation of an exclusive license agreement with Sanofi U.S. for the commercialization of PA8140 and PA32540 in the United States. The Committee also considered his role as a named inventor on one new U.S. patent issued in 2013. Based upon progress on the key strategic objectives, long term compensation was awarded at 100% of target. Mr. Hodges, Dr. Fort and Ms. Thomas were awarded 20,000 restricted stock units and Mr. McNamara was awarded 15,000 restricted stock units in March 2014, which was at target level.

Procedures and Policies for Granting Equity-based Awards

As described above, the Compensation Committee approves the grant of all stock options and other awards to our CEO and other executive officers, as well as to the non-employee members of our Board. New-hire grants for our executive officers are approved by the Compensation Committee prior to employment and are granted on the date of hire. Annual equity awards to our executive officers, as well as to all employees, are granted in mid-March, following the year under review in order to allow more time to review the entire year, including the financial results of the Company. In cases where equity awards are granted as a result of certain material achievements, such grants are issued no earlier than two days after the public announcement of the material information. In all cases, stock options are granted at exercise prices equal to the closing price of our stock as reported on NASDAQ on the date of grant.

Under our 2010 Plan, the Compensation Committee may determine that an equity award is considered “qualified performance compensation” under Section 162(2) of the Internal Revenue Code if certain criteria set forth in the 2010 Plan are met. Those criteria are described in Proposal 3 on page 49 of this proxy.

As permitted under our 2010 Plan, the Compensation Committee has delegated to our CEO the authority to grant up to a specified aggregate number of stock options in two circumstances:

•	option and restricted stock unit grants to non-executive officer employees in connection with their year-end performance reviews; and

•	initial option and restricted stock unit grants to new non-executive officer employees upon commencement of employment in accordance with a specified schedule of numbers of options per grant, based on hiring position.

These options are granted at an exercise price equal to the closing price of our common stock on the grant date and on vesting and other terms consistent with standard forms of option agreement approved for use under our 2010 Plan. Any grants at levels above the schedule or otherwise not on such authorized terms must be approved by the Compensation Committee.

Benefits; Perquisites

Benefits offered to our executive officers serve as a safety net of protection against financial catastrophes that can result from illness, disability or death. Benefits offered to our executive officers are substantially the same as those offered to all of our regular full-time employees.

We maintain a 401(k) plan for our employees, including our executive officers, to encourage our employees to save some portion of their cash compensation for their eventual retirement. Pursuant to a discretionary employer match, in 2013 we matched all employee contributions at 50% up to the IRS imposed limit. The IRS maximum allowable contribution in 2014 was $17,500 with an additional $5,500 allowed for employees who are 50 years old or older. We also increase our employees’ base salary, including our executive officers’, for the cost of group long-term disability insurance coverage to allow the premium to be employee paid, and provide a group life insurance benefit in a coverage amount equal to two times the employee’s annual base salary. Our CEO participates in these programs on the same terms and conditions as our executive officers and other employees and received $11,500 in contributions in his 401(k) plan as shown in the “All Other Compensation” in the Summary Compensation Table included in this proxy statement.

Perquisites

We provide certain additional perquisites to our CEO which were negotiated at the time Dr. Plachetka became CEO. These perks include the payment of life and disability insurance premiums above the level provided to our other employees, and reimbursement of certain expenses associated with our CEO’s tax and estate planning. The aggregate compensation value of these benefits was $52,444 in 2014, and is shown in the “All Other Compensation” column in the Summary Compensation Table included in this proxy statement.

Post-employment Benefits

We do not offer post-employment health or life insurance to our executive officers other than to the extent such benefits are payable pursuant to their employment agreements as described below under “Severance and Change of Control Benefits”.

Severance and Change of Control Benefits

We believe that providing reasonable severance benefits to our executive officers upon a change of control event or in the context of termination by us without cause or by the executive for good reason (as defined in their employment agreements) is an important part of maintaining a competitive executive compensation program and contributes to our ability to attract and retain high quality executives. In part, this reflects our recognition that it may be difficult for a senior executive to find a comparable position in a relatively short period of time following termination of employment. We also believe that providing reasonable protections to our executive officers in the event of a change of control is helpful in aligning our executives’ interests with those of our stockholders in the event a potential change of control situation should occur.

We maintain certain plans and have entered into employment agreements with our executive officers that require that we provide severance and related benefits in the event of a termination of employment or a change of control. In connection with negotiating these provisions in our executives’ employment agreements, the Compensation Committee received advice from its consultants as to practices and levels of such benefits among comparable companies. These provisions and benefits, as well as an estimate of the dollar value of these benefits that would be payable to our executive officers under specified assumed conditions, are described in the section of this proxy statement beginning on page 37 entitled “Potential Payments on Termination and Change of Control.”

Tax and Accounting Implications

In setting elements of compensation, the Compensation Committee considers the impact of the following tax and accounting provisions:

•

Section 162(m). In making compensation decisions, the Compensation Committee is mindful of the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), which generally disallows a tax deduction to public companies for certain compensation over $1 million paid in any year to its chief executive officer and its three most highly compensated executive officers (other than its chief executive officer and chief financial officer). Qualifying performance-based compensation is not subject to this deduction limit if certain requirements are met. The Compensation Committee generally seeks, where feasible, to structure the incentive compensation granted to our executive officers in a manner that is intended to minimize or eliminate the impact of Section 162(m). However, the Compensation Committee may elect to make awards that are subject to the Section 162(m) deduction limit, such as time-based restricted stock units or cash awards, when it believes that such awards are appropriate to attract and retain top-quality executives or otherwise achieve our compensation objectives.

•	Section 409A. Section 409A of the Code, which governs the form and timing of payment of deferred compensation, generally changes the tax rules that affect most forms of deferred compensation that were not earned and vested prior to 2005. It also expands the types of compensation that are considered deferred compensation subject to these regulations. Section 409A imposes sanctions, including a 20% penalty and an interest penalty, on the recipient of deferred compensation that does not comply with Section 409A. The Compensation Committee takes into account the potential implications of Code Section 409A in determining the form and timing of compensation awarded to our executives.

•	Sections 280G and 4999. Pre-2009 employment agreements provide for tax protection in the form of a gross-up payment to reimburse the executive for certain excise taxes imposed under Section 4999 of the Internal Revenue Code as well as additional taxes resulting from such reimbursement. Section 4999 imposes a 20% excise tax on each executive who receives “excess parachute payments” in connection with a change of control, and Section 280G disallows the tax deduction to the company of any amount of an excess parachute payment that is contingent on a change of control. Payments as a result of a change of control that exceed three times the executive’s base amount (the average annualized taxable compensation for the five preceding years) may be considered excess parachute payments, and the excise tax is imposed on the parachute payments that exceed the executive’s base amount. The intent of the tax gross-up is to provide a benefit without a tax penalty to our executives whose employment terminates in connection with a change of control. The Compensation Committee considered the adverse tax liabilities imposed by Sections 280G and 4999, as well as other competitive factors, when it structures pre-2009 post-termination benefits for our executive officers. In any agreements executed after January 1, 2009, the gross-up payment has been eliminated.

•	Accounting Rules. Various rules under generally accepted accounting principles determine the manner in which grants for equity-based and other compensation are accounted for in our financial statements. We record compensation expenses with respect to equity awards in accordance with FASB ASC Topic 718. Among the factors it considers when making compensation decisions for our executive officers, the Compensation Committee takes into account the accounting treatment under FASB ASC Topic 718 of equity-based and alternative forms of compensation.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the total compensation paid to or earned by, or with regard to stock awards and options, the grant date fair value of such awards granted during the fiscal years ended December 31, 2014, 2013 and 2012 to our named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($) (1)			Stock Awards ($) (2)		Option Awards ($) (2)		Non-Equity Incentive Plan Compensation			All Other Compensation ($) (3)			Total ($)
John R. Plachetka, Pharm.D., President and Chief Executive Officer, Chief Scientific Officer	2014 2013 2012	$ $ $	609,620 591,877 574,521		— — —		$ $ $	1,433,212 424,997 698,754	$	— — 568,548	$ $ $	1,783,150 1,657,700 938,160	(4) (4) (4)	$ $ $	63,944 51,990 74,300	(5) (5) (5)	$ $ $	3,889,926 2,726,564 2,854,283

William L. Hodges, Chief Financial Officer,	2014 2013 2012	$ $ $	363,602 353,065 342,827		— — —		$ $ $	402,000 121,400 179,290	$	— — 75,500	$ $ $	108,225 140,100 136,000	(6) (6) (6)	$ $ $	11,500 11,500 11,250		$ $ $	885327 626,065 744,867
Senior Vice President, Finance and Administration

John G. Fort, M.D., Chief Medical Officer	2014 2013 2012	$ $ $	382,998 371,960 361,223		— — —		$ $ $	402,000 121,400 174,570	$	— — 67,950	$ $ $	114,000 147,600 143,300	(6) (6) (6)	$ $ $	11,500 11,500 11,500		$ $ $	910,498 652,460 758,293

Gilda M. Thomas Senior Vice President, General Counsel	2014 2013 2012	$ $ $	339,648 329,811 320,273	$	— 10,000 —	(7)	$ $ $	402,000 121,400 179,290	$	— — 75,500	$ $ $	101,025 130,800 126,900	(6) (6) (6)	$ $ $	11,500 11,500 11,250		$ $ $	854,173 603,511 713,213

Dennis L. McNamara Chief Business Officer	2014 2013 2012	$ $ $	262,522 225,332 216,973		— — —		$ $ $	361,500 24,280 60,388	$	— — 60,000	$ $ $	78,000 44,630 53,700	(6) (6) (6)	$ $ $	8,750 8,750 8,750		$ $ $	710,772 302,992 399,561

(1)	Reflects discretionary bonuses accrued during the indicated year.
(2)	The amounts included in this column are the dollar amounts representing the full grant date fair value of each stock option or restricted stock unit award, as applicable, calculated in accordance with FASB ASC Topic 718 and do not represent the actual value that may be recognized by the named executive officers upon option exercise or settlement of the restricted stock unit award. For information on the valuation assumptions used in calculating this amount, see Note 6 to POZEN’s audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC. For the performance-based RSU and options awarded under the PA32540 and PA8140 equity programs, the grant date fair value reported in the table is based on the probable outcome of the performance goals and assuming full achievement of the performance goals.
(3)	For each named executive officer, the amounts shown in this column reflect an employer matching contribution to 401(k) plan.
(4)	Under certain circumstances, the Compensation Committee may determine that non-equity incentive awards are preferable to equity-based awards. Included here are amounts that were earned based on performance objectives identified at the beginning of the performance period in 2014, 2013, 2012 and 2011, and also amounts earned as long-term cash incentive awards (“LTIA”) granted for 2014, 2013 and 2012. Included in the 2014, the cash performance award was $295,650 and the LTIAs were $850,000 on March 15th and $637,500 on December31st. For 2013 the cash performance award was $382,700 and the LTIA was $1,275,000. For 2012 the cash performance award was $371,500 and the LTIA was $566,660. Each individual LTIA grant has a payout over a three-year time-based vesting schedule. The 2014 LTIAs vests one-third per year beginning on the first anniversary of one award’s March 15, 2014 grant date and one-third per year beginning on the first anniversary of one award’s December 31, 2014 grant date. The 2013 LTIA vests one-third per year beginning on the first anniversary of the award’s March 15, 2013 grant date, the 2012 LTIA vests one-third per year beginning on the first anniversary of the award’s March 15, 2012 grant. Consequently, the amounts included in this column may not reflect the compensation expense recognized by POZEN for financial statement reporting purposes for the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012. The terms of the long-term incentive program are described on page 26 under the heading “Equity and other long-term incentive compensation” and on page 33 under the heading “Employment Agreements.”
(5)	This amount includes the following:

•	2014: $11,500 in employer matching contribution to 401(k) plan; $17,763 for payment of supplemental life and disability insurance premiums; $11,946 for reimbursement of employment agreement related legal fees and expenses for tax, estate and financial planning services, and $22,735 for the related tax gross-up.

•	2013: $11,500 in employer matching contribution to 401(k) plan; $16,353 for payment of supplemental life and disability insurance premiums; $6,584 for reimbursement of employment agreement related legal fees and expenses for tax, estate and financial planning services, and $17,553 for the related tax gross-up.

•	2012: $11,250 in employer matching contribution to 401(k) plan; $14,948 for payment of supplemental life and disability insurance premiums; $21,337 for reimbursement of employment agreement related legal fees and expenses for tax, estate and financial planning services, and $26,765 for the related tax gross-up.

(6)	This amount represents the amount that was earned based on performance objectives identified at the beginning of the performance period in 2014, 2013 and 2012.
(7)	This amount represents a 2013 bonus paid to Ms. Thomas upon the execution of the Sanofi-aventis U.S. license agreement.

Grants of Plan-Based Awards in 2014

The following table provides additional information about awards granted to our named executive officers in 2014.

Name	Award Type (1)	Grant Date	Date of Board/ Committee Action	Estimated Future Payouts Under Non- Equity Incentive Plan Awards: Target ($) (2)		Estimated Future Payouts Under Equity Incentive Plan Awards: Target (#)	All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards ($) (4)
John R. Plachetka, Pharm.D.	AIC LTI RSU	— — 3/15/2014 12/31/2014	— — 3/15/2014 12/31/2014	$ $	405,983 1,700,000 —	— — —	— — 98,039 79,887	— — —	$ $	— — 8.10 8.00	$ $	— — 794,116 639,096
William L. Hodges	AIC RSU	— 3/15/2014 12/31/2014	— 3/15/2014 12/31/2014		$148,608 —	— —	— 20,000 30,000	— —	$ $	— 8.10 8.00	$ $	— 162,000 240,000
John G. Fort	AIC RSU	— 3/15/2014 12/31/2014	— 3/15/2014 12/31/2014		$156,593 —	— —	— 20,000 30,000	— —	$ $	— 8.10 8.00	$ $	— 162,000 240,000
Gilda M. Thomas	AIC RSU	— 3/15/2014 12/31/2014	— 3/15/2014 12/31/2014		$138,739 —	— —	— 20,000 30,000	— —	$ $	— 8.10 8.00	$ $	— 162,000 240,000
Dennis L. McNamara	AIC RSU	— 3/15/2014 12/31/2014	— 3/15/2014 12/31/2014		$106,470 —	— —	— 15,000 30,000	— —	$ $	— 8.10 8.00	$ $	— 121,500 240,000

(1)	Award types are as follows: AIC is an annual incentive cash award, LTI is a long-term incentive cash award, OPT is a stock option and RSU is a restricted stock unit.
(2)	Each annual cash incentive award amount represents the individual’s current salary multiplied by their target bonus opportunity. The target long-term incentive cash award for Dr. Plachetka can be allocated, at the discretion of the Compensation Committee, among cash, stock options and restricted stock units.
(3)	The restricted stock unit awards on March 15, 2014 and December 31, 2014 were granted under our 2010 Omnibus Equity Compensation Plan and vests in four equal annual installments, with an initial vesting date of March 15, 2015 and December 31, 2015, respectively. Vesting may accelerate in the event of a change of control, in accordance with the terms of our 2010 Omnibus Equity Compensation Plan, and the stock units are payable in shares of common stock, to the extent vested, when Dr. Plachetka ceases to be employed by, or provide service to POZEN.
(4)	The amounts included in this column are the dollar amounts representing the full grant date fair value of each option calculated in accordance with FASB ASC TOPIC 718 and do not represent the actual value that may be recognized by the named executive officers upon option exercise. For information on the valuation assumptions used in calculating this amount, see Note 6 to POZEN’s audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC.

Employment Agreements

During 2014, each of our named executive officers was employed pursuant to employment agreements with us. Each employment agreement specifies, among other things, the named executive officer’s initial base salary, bonus opportunity, entitlement to participate in our benefits plans and post-termination benefits and obligations. The post-employment benefits are described in the section entitled “Potential Payments upon Termination or Change of Control” beginning on page 37 of this proxy statement.

Dr. Plachetka’s agreement, which became effective on March 14, 2006, has an initial term of three years and automatically renews for successive one-year periods thereafter unless either party provides at least six months’ notice of its intention not to renew the agreement. Under the agreement, Dr. Plachetka is entitled to an annual base salary of at least $462,000 effective as of January 1, 2006. Annual increases, if any, are to be made based on performance and in the sole discretion of our Board or the Compensation Committee. Under the terms of the agreement, Dr. Plachetka is eligible to receive an annual cash incentive bonus, based on performance, payable in the discretion of the Compensation Committee, with a targeted amount of sixty-five percent (65%) of Dr. Plachetka’s annual base salary. Dr. Plachetka is also eligible to receive annual awards under a long-term incentive program with a target value of $1,700,000 for the first year of the agreement, subject to annual review by the Compensation Committee. Awards under the long-term incentive program are based on performance and made in the discretion of the Compensation Committee. The agreement also provides for the payment by the Company of certain life and disability insurance premiums and the reimbursement of certain estate, tax and legal expenses relating to the agreement, and expenses relating to the establishment and administration of a Rule 10b5-1 securities selling program, incurred by Dr. Plachetka.

Our employment agreements with Mr. Hodges, Dr. Fort, Ms. Thomas and Mr. McNamara have initial terms of one year. Each agreement automatically renews for successive one-year terms after the expiration of the initial term, unless either party to the agreement terminates the agreement. The agreements specify initial annual base salary amounts that are subject in each case to performance and merit-based increases, as determined by the Compensation Committee. The executives are eligible to receive annual bonuses of up to 40% of base salary, to be awarded as determined by and in the discretion of the Compensation Committee.

Outstanding Equity Awards at December 31, 2014

The following table summarizes the equity awards we have made to our named executive officers that have not been exercised and remained outstanding as of December 31, 2014.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#) (1)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($) (2)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested
John R. Plachetka, Pharm.D.	206,131	—	—	$8.62	1/3/2016	(3)	—	—	—	—
	35,271	—	—	$13.83	1/3/2017	(4)	—	—	—	—
	107,040	—	—	$8.36	3/14/2018	(5)	—	—	—	—
	62,053	—	—	$11.83	5/6/2018	(6)	—	—	—	—
	49,151	—	—	$4.64	3/13/2019	(7)	—	—	—	—
	165,198	—	—	$5.33	3/15/2020	(8)	—	—	—	—
	—	52,439	—	$3.77	3/15/2021	(9)	—	—	—	—

	Option Awards									Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#) (1)		Number of Securities Underlying Unexercised Options Unexercisable (#) (1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($) (2)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested
	—		—		—		—	—		32,744	(10)	$261,950	(11)	—		—
	10,179		—		5,089	(12)	$1.98	—		—		—		—		—
	—		—		—		—	—		—		—		2,756	(12)	$6,229	(13)
	—		229,964	(14)	—		$3.87	3/15/2022	(14)	—		—		—		—
	—		—		—		—	—		—		—		12,404	(15)	$78,021	(13)
	—		—		—		—	—		62,035	(16)	$496,278	(11)	—		—
	—		—		—		—	—		98,039	(17)	$784,312	(11)	—		—
	—		—		—		—	—		79,887	(18)	$639,096	(11)	—		—
William L. Hodges	50		—		—		$8.62	1/3/2016	(3)	—		—		—		—
	109,936		—		—		$13.84	1/3/2017	(4)	—		—		—		—
	20,277	(6)	—		—		$11.83	5/6/2018		—		—		—		—
	45,807		—		—		$4.64	3/13/2019	(7)	—		—		—		—
	40,921		—		—		$5.33	3/15/2020	(8)	—		—		—		—
	37,493		12,498		—		$3.77	3/15/2021	(9)	—		—		—		—
	—		—		5,089	(12)	$1.98	—		—		—		—		—
	—		—		—		—	—		—		—		2,755	(12)	$6,226	(13)
	—		30,537		—		$3.87	3/15/2022	(14)	—		—		—		—
	—		—		—		—	—		—		—		12,404	(15)	$78,021	(13)
	—		—		—		—	—		17,720	(19)	$141,760	(11)	—		—
	—		—		—		—	—		20,000	(20)	$160,000	(11)	—		—
	—		—		—		—	—		30,000	(21)	$240,000	(11)	—		—
John G. Fort	48,860		—		—		$15.73	7/16/2017	(22)	—		—		—		—
	7,329		—		—		$8.36	3/14/2018	(5)	—		—		—		—
	18,322	(6)	—		—		$11.83	5/6/2018		—		—		—		—
	18,322		—		—		$4.64	3/13/2019	(7)	—		—		—		—
	36,645	(8)	—		—		$5.33	3/15/2020	(8)	—		—		—		—
	—		13,742		—		$3.77	3/15/2021	(9)	—		—		—		—
	—		—		5,089	(12)	$1.98	—		—		—		—		—
	—		—		—		—	—		—		—		2,755	(12)	$6,226	(13)
	—		27,484		—		$3.87	3/15/2022	(14)	—		—		—		—
	—		—		—		—	—		—		—		12,404	(15)	$78,021	(13)
	—		—		—		—	—		17,720	(19)	$141,760	(11)	—		—
	—		—		—		—	—		20,000	(20)	$160,000	(11)	—		—
	—		—		—		—	—		30,000	(21)	$240,000	(11)	—		—
Gilda M. Thomas	48,860		—		—		$13.25	1/8/2017	(22)	—		—		—		—
	48,860		—		—		$8.36	3/14/2018	(5)	—		—		—		—
	18,811	(6)	—		—		$1.83	5/6/2018		—		—		—		—
	61,075		—		—		$4.64	3/13/2019	(7)	—		—		—		—

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#) (1)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($) (2)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested
	61,075	—	—		$5.33	3/15/2020	(8)	—		—		—		—
	41,226	13,742	—		$3.77	3/15/2021	(9)	—		—		—		—
	10,179	—	5,089	(12)	$1.98	—		—		—		—		—
	—	—	—		—	—		—		—		2,755	(12)	$6,226	(13)
	—	30,537	—		$3.87	3/15/2022	(14)	—		—		—		—
	—	—	—		—	—		—		—		12,404	(15)	$78,021	(13)
	—	—	—		—	—		17,720	(19)	$141,760	(11)	—		—
	—	—	—		—	—		20,000	(20)	$160,000	(11)	—		—
	—	—	—		—	—		30,000	(21)	$240,000	(11)	—		—
Dennis L. McNamara	6,107	—	—		$8.62	1/3/2016	(3)	—		—		—		—
	21,376	—	—		$8.45	8/4/2016	(23)	—		—		—		—
	30,537	—	—		$13.83	1/3/2017	(4)	—		—		—		—
	7,817	—	—		$8.36	3/14/2018	(5)	—		—		—		—
	6,840	—	—		$11.83	5/6/2018	(6)	—		—		—		—
	9,772	—	—		$4.64	3/13/2019	(7)	—		—		—		—
	12,215	—	—		$5.33	3/15/2020	(8)	—		—		—		—
	2,443	2,443	—		$3.77	3/15/2020	(9)	—		—		—		—
	—	—	2,036	(12)	$1.98	—		—		—		—		—
	—	—	—		—	—		—		—		1,101	(12)	$2,488	(13)
	—	4,886	—		$3.87	3/15/2022	(14)	—		—		—		—
	—	—	—		—	—		—		—		4,961	(15)	$31,205	(13)
	—	—	—		—	—		3,544	(19)	$28,352	(11)	—		—
	—	—	—		—	—		15,000	(20)	$120,000	(11)	—		—
	—	—	—		—	—		30,000	(21)	$240,000	(11)	—		—

(1)	Each of these options was granted under our 2010 Omnibus Equity Compensation Plan or 2000 Equity Compensation Plan, has a 10-year term and vests and becomes exercisable in four equal annual installments, with the initial vesting date occurring on the one-year anniversary of the respective date of grant, unless a specific footnote indicates differently.
(2)	The exercise price of each of the options included in this table is equal to the closing price of POZEN’s common stock as reported by NASDAQ on the respective date of grant.
(3)	The option award vests 25% per year beginning on the first anniversary of the option’s 1/3/2006 grant date.
(4)	The option award vests 25% per year beginning on the first anniversary of the option’s 1/3/2007 grant date.
(5)	The option award vests 25% per year beginning on the first anniversary of the option’s 3/14/2008 grant date.
(6)	These options were granted under our 2000 Equity Compensation Plan, pursuant to an incentive program (the “PN incentive program”), to all of the Company’s employees, including its executive officers, and have a 10-year term. Twenty-five percent (25%) vested in August 2009 upon the acceptance by the FDA of the NDA for VIMOVO. The remaining seventy-five (75%) of the options granted vested in April 2010 upon the receipt by the Company of an action letter from the FDA indicating approval of the NDA for VIMOVO.

(7)	The option award vests 25% per year beginning on the first anniversary of the option’s 3/13/2009 grant date.
(8)	The option award vests 25% per year beginning on the first anniversary of the option’s 3/15/2010 grant date.
(9)	The option award vests 25% per year beginning on the first anniversary of the option’s 3/15/2011 grant date.
(10)	Represents the unvested portion of 130,975 restricted stock units awarded to Dr. Plachetka in March 2011. The restricted stock units vest in four equal annual installments, commencing with an initial vesting date of March 15, 2012, and in the event of a change of control, in accordance with the terms of our 2000 Equity Compensation Plan. The shares of common stock represented by the RSUs, once vested, are payable when Dr. Plachetka ceases to be employed by or perform services for POZEN. No dividends are payable on the restricted stock units; however, the restricted stock units will be appropriately adjusted in the event of a stock split, stock dividend or other change in capitalization of POZEN.
(11)	Calculated by multiplying the closing market price of POZEN’s common stock on December 31, 2013 by the unvested number of restricted stock units.
(12)	Each of these options and stock awards was granted under our 2010 Omnibus Equity Compensation Plan, has a 10-year term and vest in accordance with the following schedule: (a) one-half (1/2) upon first cycle NDA approval of PA32540 (otherwise 25% upon NDA approval after first cycle), and (b) one-half (1/2) upon execution of a significant partnering transaction for PA32540 in a major territory (this performance condition was achieved in September 2013 with the execution of the Sanofi US agreement), subject in each case to continued employment or service to the Company.
(13)	The amounts included in this column are the dollar amounts representing the full grant date fair value of each option and restricted stock unit award calculated in accordance with FASB ASC TOPIC 718 and do not represent the actual value that may be recognized by the named executive officers upon option exercise or settlement of restricted stock units. For information on the valuation assumptions used in calculating this amount, see Note 6 to POZEN’s audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the SEC.
(14)	The option award vests 50% per year beginning on the third anniversary of the option’s 3/15/2012 grant date.
(15)	Each of these options and stock awards was granted under our 2010 Omnibus Equity Compensation Plan, has a 10-year term and vest in accordance with the following schedule: (a) one-half (1/2) upon the acceptance by the FDA of the filing of a NDA for a low dose PA product, currently PA8140 and (b) one-half (1/2) upon approval by the FDA of an NDA for a low dose PA product, currently PA8140.
(16)	Represents the unvested portion of 82,713 restricted stock units awarded to Dr. Plachetka in March 2013. The restricted stock units vest in four equal annual installments, commencing with an initial vesting date of March 15, 2014, and in the event of a change of control, in accordance with the terms of our 2000 Equity Compensation Plan. The shares of common stock represented by the RSUs, once vested, are payable when Dr. Plachetka ceases to be employed by or perform services for POZEN. No dividends are payable on the restricted stock units; however, the restricted stock units will be appropriately adjusted in the event of a stock split, stock dividend or other change in capitalization of POZEN.
(17)	Represents the unvested portion of 98,039 restricted stock units awarded to Dr. Plachetka in March 2014. The restricted stock units vest in four equal annual installments, commencing with an initial vesting date of March 15, 2015, and in the event of a change of control, in accordance with the terms of our 2000 Equity Compensation Plan. The shares of common stock represented by the RSUs, once vested, are payable when Dr. Plachetka ceases to be employed by or perform services for POZEN. No dividends are payable on the restricted stock units; however, the restricted stock units will be appropriately adjusted in the event of a stock split, stock dividend or other change in capitalization of POZEN.
(18)	Represents the unvested portion of 79,887 restricted stock units awarded to Dr. Plachetka in December 2014. The restricted stock units vest in four equal annual installments, commencing with an initial vesting date of January 1, 2016, and in the event of a change of control, in accordance with the terms of our 2000 Equity Compensation Plan. The shares of common stock represented by the RSUs, once vested, are payable when Dr. Plachetka ceases to be employed by or perform services for POZEN. No dividends are payable on the restricted stock units; however, the restricted stock units will be appropriately adjusted in the event of a stock split, stock dividend or other change in capitalization of POZEN

(19)	The RSU award vests 25% per year beginning on the first anniversary of the option’s 3/15/2013 grant date.
(20)	The RSU award vests 25% per year beginning on the first anniversary of the option’s 3/15/2014 grant date.
(21)	The RSU award vests 25% per year beginning on the first anniversary of the option’s 12/31/14 grant date.
(22)	The option award vests 25% per year beginning on the first anniversary of the option’s 1/8/2007 grant date.
(23)	The option award vests 25% per year beginning on the first anniversary of the option’s 8/4/2006 grant date.

Option Exercises and Stock Vested in 2014 Fiscal Year

The following table provides information regarding our named executive officers’ exercise of stock options and vesting of restricted stock awards during the year ended December 31, 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
John R. Plachetka, Pharm.D.	500,000	$1,714,395	91,592	$794,100
William L. Hodges	320,177	$731,995	11,812	$102,410
John G. Fort, M.D.	13,725	$80,154	11,222	$97,295
Gilda M. Thomas	—	—	11,812	$102,410
Dennis L. McNamara	30,537	$96,496	2,126	$18,432

(1)	Calculated based upon the closing market price or sale price of POZEN’s common stock on the respective date of exercise less the exercise price of each share.
(2)	Represents the value of restricted stock units that vested during 2014. Calculated by multiplying the number of shares represented by the restricted stock units by the closing market price of POZEN’s common stock on the vesting date.

Pension Benefits for 2014 Fiscal Year

The table disclosing the value of accumulated benefits under and other information concerning defined benefit plans during the year is omitted because we do not have a defined benefit plan for our named executive officers or other employees. The only retirement plan available to our named executive officers in 2013 was our 401(k) plan which is available to all employees.

Nonqualified Deferred Compensation for 2014 Fiscal Year

The table disclosing contributions to and aggregate earnings under or distributions from nonqualified defined contribution or other deferred compensation plans is omitted because we do not have any such nonqualified deferred compensation plans.

Potential Payments on Termination and Change of Control

Upon termination of employment or a change of control, our named executive officers are entitled to certain compensation and benefits under the terms of their employment agreements, as well as other plans and arrangements provided by us. The terms of the employment agreements for Dr. Plachetka, Mr. Hodges and Ms. Thomas contain provisions providing for a tax gross up in the event that any severance payment or benefit would constitute an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code. Executive employment agreements executed after January 1, 2009, including those executed by Dr. Fort and Mr. McNamara, our Senior Vice President and Chief Business Officer, effective January 1, 2014, do not contain this provision. The tables below list the potential compensation payable to our executive officers under various hypothetical termination scenarios. The discussion and the amounts shown in the tables assume that the termination or change of control took place on December 31, 2014 (and thus include amounts earned through such time), and assume that the price per share of our stock was the closing market price on December 31, 2014 ($8.00 per share). The amounts shown are estimates of the amounts that would be paid out to the executive officers. The amounts that the executive officers would receive in an actual termination or change of control can only be determined at the time the event occurs.

John R. Plachetka

The following table describes the potential payments upon termination or a change of control for John R. Plachetka, Pharm.D., our President and Chief Executive Officer (CEO).

Executive Benefits and Payments Upon Termination	Termination For Cause or Voluntary Termination Without Good Reason	Termination Without Cause or Voluntary Termination for Good Reason (Other than in connection with a Change of Control)		Death or Disability	Non- Renewal of Contract Not Following a Change of Control	Change of Control (Voluntary Termination for Good Reason)		Change of Control (Termination Without Cause or Non-Renewal of Contract)		Change of Control (No Termination)
Compensation:
Salary Continuation (1x or 2x) [1]	$0	$1,256,806		$0	$0	$628,403		$1,256,806		$0
Bonus (1x or 2x) [2]	$0	$678,350		$339,175	$0	$339,175		$678,350		$0
Stock Options – Accelerated	$0	$696,693	(3)	$0	$0	$1,171,568	(4)	$1,171,568	(4)	$1, 171,568	(4)
Restricted Stock Units	$0	$783,231	(3)	$0	$0	$2,181,640	(5)	$2,181,640	(5)	$2,181,640	(5)
LTIP [6,7]	$0	$1,109,722	(6)	$0	$0	$2,313,889	(7)	$2,313,889	(7)	$2,313,889	(7)
Benefits and Perquisites
Health Care Continuation [8]	$0	$27,911		$0	$0	$27,911		$27,911		$0
280G Tax Gross Up [9]	$0	$0		$0	$0	$0		$3,310,002		$0

(1)	Annual 2013 base salary is $628,403.
(2)	The bonus component is based on the annual cash incentive for 2014 and 2013 and excludes special bonuses made during those years. The reported amount is calculated as the average annual cash incentive awarded over the previous two years. The average of the annual cash incentive paid in 2014 ($295,650) and 2013 ($371,500).
(3)	This amount represents options or restricted stock units that would otherwise vest in 2015. The aggregate value reported is based on the spread between the closing stock market price of $8.00 on December 31, 2014 and the exercise price of the options.
(4)	Pursuant to our 2010 Omnibus Equity Compensation Plan, unless the Compensation Committee determines otherwise,

upon a change of control all awards vest as of the change of control date. This number assumes that all outstanding unvested options held as of December 31, 2014 would vest. The aggregate value reported is based on the spread between the closing stock market price of $8.00 on December 31, 2014 and the exercise prices of the option grants.
(5)	This number assumes that all outstanding unvested restricted stock units held as of December 31, 2014 would vest (see note 4 above). The reported value for the restricted stock units is equal to the grants with underlying shares times the closing market stock price of $8.00 on December 31, 2014.
(6)	This number assumes that the tranches from the Long Term Incentive Cash Awards that would otherwise vest in 2015 become vested.
(7)	The number assumes that all remaining tranches from his Long Term Incentive Cash Awards vest upon a change in control.
(8)	Dr. Plachetka is entitled to continue participation in our health and dental plan for 18 months after termination, or, alternatively POZEN will reimburse him for its share of COBRA premiums for such health and dental benefits for a period of 18 months. The reported amount assumes that we will pay 100% of the employee premium and 50% of the dependent premium in effect at December 31, 2014 for 18 months.
(9)	See the narrative that follows these tables for a discussion of the tax gross-up benefit payable to Dr. Plachetka. The reported numbers assume a December 31, 2014 closing stock price of $8.00.

William L. Hodges

The following table describes the potential payments upon termination or a change of control of POZEN for William L. Hodges, Senior Vice President and Chief Financial Officer.

Executive Benefits and Payments Upon Termination	Termination For Cause or Voluntary Termination Without Good Reason	Termination Without Cause or Voluntary Termination for Good Reason (Other than in connection with a Change of Control)	Death or Disability	Non- Renewal of Contract Term	Change of Control (Termination Without Cause or Voluntary Termination for Good Reason)	Change of Control (No Termination)
Compensation:
Salary [1]	$0	$373,787	$0	$0	$373,787	$0
Bonus [2]	$0	$122,113	$0	$0	$122,113	$0
Stock Options – Accelerated [3]	$0	$0	$0	$0	$178,984	$178,984
Restricted Stock Units [4]	$0	$0	$0	$0	$541,760	$541,760
Benefits and Perquisites
Health Care Continuation [5]	$0	$18,607	$0	$0	$18,607	$0
280G Tax Gross Up [6]	$0	$0	$0	$0	$0	$0

(1)	Annual 2013 base salary is $373,787.
(2)	The bonus component is based on the annual cash incentive for 2014 and 2013 and excludes special bonuses made during those years. The reported amount is calculated as the average annual cash incentive awarded over the previous two years. The average of the annual cash incentive paid in 2014 ($295,650) and 2013 ($136,000).
(3)	Pursuant to our 2010 Omnibus Equity Compensation Plan, unless the Compensation Committee determines otherwise, upon a change of control all awards vest as of the change of control date. This number assumes that all outstanding unvested options held as of December 31, 2014 would vest. The aggregate value reported is based on the spread between the closing stock market price of $8.00 on December 31, 2014 and the exercise prices of the option grants.

(4)	This number assumes that all outstanding unvested restricted stock units held as of December 31, 2014 would vest (see note 3 above). The reported value for the restricted stock units is equal to the grants with underlying shares times the closing market stock price of $8.00 on December 31, 2014.
(5)	Mr. Hodges is entitled to continue participation in our health and dental plan for the shorter of one year or until he obtains comparable coverage from another employer after termination. The reported amount assumes we will pay 100% of the employee premium and 50% of the dependent premium in effect at December 31, 2014 for 12 months.
(6)	See the narrative that follows these tables for a discussion of the tax gross-up benefit payable to Mr. Hodges. The reported number assumes a December 31, 2014 closing stock price of $8.00. Based on such closing stock price and the terms and conditions of Mr. Hodges’ employment agreement, the calculated 280G payment is zero.

John G. Fort, M.D.

The following table describes the potential payments upon termination or a change of control of POZEN for John G. Fort, M.D., Chief Medical Officer.

Executive Benefits and Payments Upon Termination	Termination For Cause or Voluntary Termination Without Good Reason	Termination Without Cause or Voluntary Termination for Good Reason (Other than in connection with a Change of Control)	Death or Disability	Non- Renewal of Contract Term	Change of Control (Termination Without Cause or Voluntary Termination for Good Reason)	Change of Control (No Termination)
Compensation:
Salary [1]	$0	$393,872	$0	$0	$393,872	$0
Bonus [2]	$0	$128,650	$0	$0	$128,650	$0
Stock Options – Accelerated [3]	$0	$0	$0	$0	$171,638	$171,638
Restricted Stock Units [4]	$0	$0	$0	$0	$541,760	$541,760
Benefits and Perquisites
Health Care Continuation [5]	$0	$17,223	$0	$0	$17,223	$0

(1)	Annual 2013 base salary is $393,872.
(2)	The bonus component is based on the annual cash incentive for 2014 and 2013 and excludes special bonuses made during those years. The reported amount is calculated as the average annual cash incentive awarded over the previous two years. The average of the annual cash incentive paid in 2014 ($114,000) and 2013 ($143,300).
(3)	Pursuant to our 2010 Omnibus Equity Compensation Plan, unless the Compensation Committee determines otherwise, upon a change of control all awards vest as of the change of control date. This number assumes that all outstanding unvested options held as of December 31, 2014 would vest. The aggregate value reported is based on the spread between the closing stock market price of $8.00 on December 31, 2014 and the exercise prices of the option grants.
(4)	This number assumes that all outstanding unvested restricted stock units held as of December 31, 2014 would vest (see note 3 above). The reported value for the restricted stock units is equal to the grants with underlying shares times the closing market stock price of $8.00 on December 31, 2014.
(5)	Dr. Fort is entitled to continue participation in our health and dental plan for the shorter of one year or until he obtains comparable coverage from another employer after termination. The reported amount assumes we will pay 100% of the employee premium and 50% of the dependent premium in effect at December 31, 2014 for 12 months.

Gilda M. Thomas

The following table describes the potential payments upon termination or a change of control of POZEN for Gilda M. Thomas, Senior Vice President, General Counsel.

Executive Benefits and Payments Upon Termination	Termination For Cause or Voluntary Termination Without Good Reason	Termination Without Cause or Voluntary Termination for Good Reason (Other than in connection with a Change of Control)	Death or Disability	Non- Renewal of Contract Term	Change of Control (Termination Without Cause or Voluntary Termination for Good Reason)	Change of Control (No Termination)
Compensation:
Salary [1]	$0	$348,964	$0	$0	$348,964	$0
Bonus [2]	$0	$113,963	$0	$0	$113,963	$0
Stock Options – Accelerated [3]	$0	$0	$0	$0	$184,246	$184,246
Restricted Stock Units [4]	$0	$0	$0	$0	$541,760	$541,760
Benefits and Perquisites
Health Care Continuation [5]	$0	$18,607	$0	$0	$18,607	$0
280G Tax Gross Up6	$0	$0	$0	$0	$0	$0

(1)	Annual 2013 base salary is $348,964.
(2)	The bonus component is based on the annual cash incentive for 2014 and 2013 and excludes special bonuses made during those years. The reported amount is calculated as the average annual cash incentive awarded over the previous two years. The average of the annual cash incentive paid in 2014 ($101,025) and 2013 ($126,900).
(3)	Pursuant to our 2010 Omnibus Equity Compensation Plan, unless the Compensation Committee determines otherwise, upon a change of control all awards vest as of the change of control date. This number assumes that all outstanding unvested options held as of December 31, 2014 would vest. The aggregate value reported is based on the spread between the closing stock market price of $8.00 on December 31, 2014 and the exercise prices of the option grants.
(4)	This number assumes that all outstanding unvested restricted stock units held as of December 31, 2014 would vest (see note 3 above). The reported value for the restricted stock units is equal to the grants with underlying shares times the closing market stock price of $8.00 on December 31, 2014.
(5)	Ms. Thomas is entitled to continue participation in our health and dental plan for the shorter of one year or until he obtains comparable coverage from another employer after termination. The reported amount assumes we will pay 100% of the employee premium and 50% of the dependent premium in effect at December 31, 2014 for 12 months.
(6)	See the narrative that follows these tables for a discussion of the tax gross-up benefit payable to Ms. Thomas. The reported number assumes a December 31, 2014 closing stock price of $8.00. Based on such closing stock price and the terms and conditions of Ms. Thomas’ employment agreement, the calculated 280G payment is zero.

Dennis L. McNamara

The following table describes the potential payments upon termination or a change of control of POZEN for Dennis L. McNamara, Senior Vice President and Chief Business Officer.

Executive Benefits and Payments Upon Termination	Termination For Cause or Voluntary Termination Without Good Reason	Termination Without Cause or Voluntary Termination for Good Reason (Other than in connection with a Change of Control)	Death or Disability	Non- Renewal of Contract Term	Change of Control (Termination Without Cause or Voluntary Termination for Good Reason)	Change of Control (No Termination)
Compensation:
Salary [1]	$0	$267,800	$0	$0	$267,800	$0
Bonus [2]	$0	$50,290	$0	$0	$50,290	$0
Stock Options – Accelerated [3]	$0	$0	$0	$0	$30,513	$30,513
Restricted Stock Units [4]	$0	$0	$0	$0	$388,352	$388,352
Benefits and Perquisites
Health Care Continuation [5]	$0	$11,685	$0	$0	$11,685	$0

(1)	Annual 2013 base salary is $267,800.
(2)	The bonus component is based on the annual cash incentive for 2014 and 2013 and excludes special bonuses made during those years. The reported amount is calculated as the average annual cash incentive awarded over the previous two years. The average of the annual cash incentive paid in 2014 ($50,290) and 2013 ($44,630).
(3)	Pursuant to our 2010 Omnibus Equity Compensation Plan, unless the Compensation Committee determines otherwise, upon a change of control all awards vest as of the change of control date. This number assumes that all outstanding unvested options held as of December 31, 2014 would vest. The aggregate value reported is based on the spread between the closing stock market price of $8.00 on December 31, 2014 and the exercise prices of the option grants.
(4)	This number assumes that all outstanding unvested restricted stock units held as of December 31, 2014 would vest (see note 3 above). The reported value for the restricted stock units is equal to the grants with underlying shares times the closing market stock price of $8.00 on December 31, 2014.
(5)	Mr. McNamara is entitled to continue participation in our health and dental plan for the shorter of one year or until he obtains comparable coverage from another employer after termination. The reported amount assumes we will pay 100% of the employee premium and 50% of the dependent premium in effect at December 31, 2014 for 12 months.

Base Compensation and Bonuses

Chief Executive Officer

Pursuant to his employment agreement, upon a termination without cause or a voluntary termination by John R. Plachetka, our CEO, for good reason (each as defined in his employment agreement), he is entitled to continue to receive annual salary for a period of two years following such termination. He is also entitled to receive a lump sum bonus equal to two times the average of the annual cash incentives paid to him in the two prior years. Upon termination due to death or disability, he is entitled to receive a lump sum bonus equal to a prorated amount of the average annual cash incentives paid to him in the two prior years. Upon a termination by our CEO for good reason in connection with a change of control, he is entitled to receive annual salary for a period of one year following such termination and a lump sum bonus equal to the average of the annual cash incentives paid to him in the two prior years.

Other Named Executive Officers

Pursuant to their employment agreements, upon a termination without cause or a voluntary termination by the executive for good reason (each as defined in their employment agreements), whether or not in connection with a change of control, our other current named executive officers are entitled to a severance payment equal to one year’s base salary plus the average annual cash incentives paid to them over the preceding two years.

Accelerated Vesting of Options and Other Stock-Based Awards

2010 Plan

Under change of control pursuant to our 2010 Plan, unless the Compensation Committee determines otherwise, all outstanding options and stock appreciation rights, including those held by our named executive officers, will automatically accelerate and become fully exercisable, the restrictions and conditions on all outstanding stock awards will immediately lapse, and all stock units, dividend equivalents and other stock-based awards will become fully vested and will be paid at their target value or in such greater amounts as the Committee may determine. The Compensation Committee may also take certain other actions as provided in the 2010 Plan, including determining that outstanding options and stock appreciation rights that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding grants that remain in effect after the change of control will be converted to similar grants of the surviving corporation or a parent or subsidiary of the surviving corporation).

For purposes of the 2010 Plan, a change of control is generally defined to include any of the following:

•	if a person, entity or affiliated group (with certain exceptions) acquires more than 50% of our then outstanding voting securities;

•	if we merge into another entity unless the holders of our voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;

•	if we sell or dispose of all or substantially all of our assets;

•	if we are liquidated or dissolved; or

•	if a majority of the Board have been members of the Board for less than one year, unless the election or nomination for election of each new Director who was not a director at the beginning of such one year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

Chief Executive Officer

Stock Options. Under his employment agreement, in the event of a termination of employment without cause by POZEN, or voluntary termination by the CEO for good reason, Dr. Plachetka will be entitled to accelerated vesting of any stock options which would otherwise vest during the 12 month period following the termination. For purposes of this analysis, based upon the assumed December 31, 2014 termination date, he would be entitled to vest upon such termination in any options which would otherwise vest prior to December 31, 2015. However, in the event of a change of control on December 31, 2013, in accordance with the terms of the 2010 Plan, unless the Compensation Committee determined otherwise, all of the CEO’s options would become fully vested.

All of these options must be exercised within 90 days, or in the case of options granted in 2009 and after one year, of the CEO’s termination of employment according to the terms of the applicable stock option agreements.

Restricted Stock Units. In 2007, our CEO was granted restricted stock units under our Second Amended and Restated POZEN Inc. 2000 Equity Compensation Plan (the “2000 Plan”), the predecessor plan to our 2010 Plan, payable in shares of common stock, to the extent vested, when the CEO terminates his employment with or service to POZEN. Upon a change of control, in accordance with the terms of the grants, unless the Compensation Committee determines otherwise, all of the CEO’s restricted stock units would become fully vested.

Other Named Executive Officers

In the event of a change of control on December 31, 2014, in accordance with the terms of our 2010 Plan, unless the Compensation Committee determined otherwise, all of these executive officers’ options would become fully vested. All of these options must be exercised within 90 days, or in the case of options granted in 2009 and later one year of the executive’s termination of employment according to the terms of the applicable stock option agreements.

General Release

Under the terms of our employment agreements with our named executive officers, payment of severance compensation and benefits upon termination of the executive’s employment without cause by POZEN, the executive’s voluntary termination for good reason or termination of the executive’s employment for good reason in connection with a change of control are subject to and conditioned upon the executive’s signing a general release of claims against POZEN.

Termination without Cause or Upon Non-Renewal of Term and Termination for Good Reason

Our named executive officers will be entitled to certain benefits as described in the tables above if the executive officer’s employment is terminated by POZEN for reasons other than cause or by the executive officer for good reason.

Chief Executive Officer

For our CEO, a termination is for cause if the CEO:

•	Is convicted of, or pleads no contest to, any crime that constitutes a felony;

•	Commits an act of embezzlement, fraud or theft, or commits willful misconduct or dishonest behavior that is detrimental to the reputation, business or operations of POZEN;

•	Repeatedly fails or refuses to perform his reasonably assigned duties, which remains uncorrected 30 days after receiving written notice;

•	Fails to comply with the policies or directives of the Board of Directors; or

•	Violates the terms and conditions of his nondisclosure, inventions and non-solicitation agreement.

Our CEO may terminate his employment for good reason if:

•	POZEN reduces, or fails to pay when due, any salary or other benefits payable under the employment agreement;

•	His duties, responsibilities, title or authority are materially adversely changed or diminished;

•	POZEN materially breaches its obligations under the CEO’s employment agreement;

•	The CEO’s office is relocated to a location more than fifty miles from the current location;

•	The CEO is not elected, or is removed, as a director of POZEN, unless in connection with a change of control;

•	POZEN fails to obtain an acquiring company’s agreement to assume the CEO’s employment agreement; or

•	A change of control occurs and the CEO gives notification of his intention to terminate his employment (see discussion below).

Pursuant to his employment agreement, our CEO will be entitled to certain benefits as described in the table above if his employment agreement is not renewed, but only if such non-renewal occurs within 24 months following a change of control. The CEO is also entitled to certain benefits as described in the tables above if, within 60 days following a change of control event, he notifies us that he intends to terminate his employment and the effective date of such termination is not less than 90 days after the date of the notice. For purposes of the CEO’s employment agreements, a change of control has the same meaning as under our 2000 Equity Compensation Plan, the predecessor plan to the 2010 Plan.

Other Named Executive Officers

For our other named executive officers, a termination is for cause if the executive:

•	Commits an illegal or dishonest act that is materially detrimental to POZEN;

•	Fails to carry out his assigned duties, which remains uncorrected 30 days after receiving written notice;

•	Fails to comply with the policies or directives of the Board of Directors;

•	Violates the terms and conditions of the employment agreement or his or her nondisclosure, inventions and non-solicitation agreement; or

•	Violates company harassment or discrimination policies.

These executives may terminate their employment for good reason if:

•	POZEN breaches its obligations under the executive’s employment agreement;

•	The executive’s duties and responsibilities are substantially reduced or diminished;

•	The executive’s office is relocated to a location more than fifty miles from the current location; or

•	A change of control occurs and the executive gives notification of his or her intention to terminate his employment (see discussion below).

Our other named executive officers will be entitled to certain benefits as described in the tables above if, within 60 days following the change of control event, the executive officer provides us with a notice of the officer’s intent to terminate his employment, and the effective date of such termination is not less than 60 days after the date of the notice. For purposes of these executives’ employment agreements, a change of control has the same meaning as under our 2000 Equity Compensation Plan, the predecessor plan to the 2010 Plan. Our other executive officers will receive no severance benefits based solely on termination by non-renewal of their employment agreements at the end of their respective terms.

280G Tax Gross-up

Chief Executive Officer

Upon a change of control of POZEN, our CEO may be subject to certain excise taxes pursuant to Section 280G of the Internal Revenue Code. Pursuant to the terms of his employment agreement, our CEO is entitled to a full reimbursement by POZEN of any excise taxes that are imposed upon him as a result of the change of control, any income and excise taxes imposed upon him as a result of POZEN’s reimbursement of the excise tax amount and any additional income and excise taxes that are imposed upon him as a result of POZEN’s reimbursement of such excise or income taxes. Notwithstanding the foregoing, if the total of all payments to which our CEO is entitled in connection with the change of control is less than 115% of the safe harbor under the applicable IRS regulations, then he is not entitled to a gross up payment and the amounts payable to him are reduced to the amount of the safe harbor. For this purpose, the safe harbor is an amount that is equal to 2.99 times the average annualized taxable compensation reported for the CEO over the five preceding years. For purposes of the 280G calculation reflected in the preceding table, it is assumed that no amounts will be discounted as attributable to reasonable compensation and no value will be attributed to the CEO’s executing a noncompetition agreement. The payment of the 280G tax gross-up, if applicable, will be payable to our CEO for any excise tax incurred regardless of whether his employment is terminated.

Other Named Executive Officers

Upon a change of control of POZEN, Mr. Hodges and Ms. Thomas may be subject to certain excise taxes pursuant to Section 280G of the Internal Revenue Code. They are entitled to a full reimbursement by POZEN of any excise taxes that are imposed upon them as a result of the change of control, any income and excise taxes imposed on them as a result of POZEN’s reimbursement of the excise tax amount and any additional income and excise taxes that are imposed on them as a result of this reimbursement for excise or income taxes. For purposes of the 280G calculation reflected in the preceding table, it is assumed that no amounts will be discounted as attributable to reasonable compensation and no value will be attributed to Mr. Hodges or Ms. Thomas executing a noncompetition agreement. The payment of the 280G tax gross-up will be payable to them for any excise tax incurred regardless of whether there employment is terminated. The executive employment agreements of Dr. Fort and Mr. McNamara, which were executed after January 1, 2009, do not contain provisions entitling them to full reimbursement by POZEN for all excise taxes that are imposed on them under Section 280G.

PROPOSAL 2:

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, requires that our stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation at the Annual Meeting, commonly referred to as a “Say-on-Pay” vote.

The advisory vote on executive compensation is a non-binding vote on the compensation of our named executive officers as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement. Please read the Compensation Discussion and Analysis section starting on page 18 of this proxy statement for a detailed discussion about our executive compensation programs, including information about the fiscal 2014 compensation of our named executive officers.

The advisory vote on executive compensation is not a vote on our general compensation policies, the compensation of our Board, or our compensation policies as they relate to risk management. The Dodd-Frank Act requires that we hold the advisory vote on executive compensation at least once every three years. At the 2011 Annual Meeting of Stockholders, the Company’s stockholders recommended, on an advisory basis, that the frequency of the stockholder vote on the compensation of our named executive officers occur every year.

The Compensation Committee of our Board oversees and administers our executive compensation program, including the evaluation and approval of compensation plans, policies and programs offered to our named executive officers. The Compensation Committee has designed the executive compensation program for our named executive officers to meet the following objectives:

•	Ensure executive compensation is aligned with our corporate strategies and business objectives.

•	Subject a substantial portion of an executive officer’s compensation to achieving both short-term and long-term performance objectives that enhances stockholder value by linking rewards to measurable corporate and individual performance.

•	Reinforce the importance of meeting and exceeding identifiable and measurable goals through awards for performance.

•	Provide total direct compensation that is competitive in the marketplace in order to attract, retain and motivate the best possible executive candidates.

•	Provide an incentive for long-term continued employment with our Company.

We believe our approach to goal setting and setting of targets with payouts based upon performance results assists in mitigating excessive risk-taking that could harm our value or reward poor judgment by our executives. Several features of our programs reflect sound risk management practices. We believe we have allocated our compensation among base salary and short and long-term compensation target opportunities in such a way as to not encourage excessive risk-taking. The Compensation Discussion and Analysis section starting on page 18 of this proxy statement provides a more detailed discussion of our executive compensation program and compensation philosophy.

The vote solicited by this Proposal No. 2 is advisory, and therefore is not binding on the Company, our Board or our Compensation Committee. The outcome of the vote will not require the Company, our Board or our Compensation Committee to take any action, and will not be construed as overruling any decision by the Company or the Board.

Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, we consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 2:

RESOLVED, that the stockholders of POZEN Inc. approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, disclosed pursuant to Item 402 of Regulation S-K in the Company’s definitive proxy statement for the 2015 Annual Meeting.

Vote Required for Approval

The affirmative vote of a majority of the votes cast in person or by duly executed proxies is required for approval of the advisory (non-binding) vote on executive compensation.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL NO. 3

APPROVAL OF CERTAIN PROVISIONS OF

POZEN INC. 2010 OMNIBUS EQUITY COMPENSATION PLAN

Our stockholders have previously approved our POZEN Inc. 2010 Omnibus Equity Compensation Plan (the “Plan”), under which employees, officers, directors and consultants may be granted equity-based and cash-based awards. The stockholders now are being asked to approve certain provisions of the Plan solely for the purpose of enabling us to deduct in full for federal income tax purposes the compensation recognized by certain of our executive officers in connection with performance-based awards that may be granted in the future under the Plan.

Section 162(m) of the Internal Revenue Code (the “Code”) limits a corporation’s income tax deduction for compensation paid to certain executive officers who are “covered employees,” as that term is defined by Section 162(m) of the Code (“Section 162(m)”). The deduction is limited to $1,000,000 per person per year, unless the compensation qualifies as “performance-based compensation.” In general, for compensation under the Plan to qualify as “performance-based,” certain material terms of the Plan must have been approved by our stockholders in a separate vote. The future availability of the exemption for awards of performance-based compensation depends upon obtaining approval of certain provisions of the Plan by our stockholders at the 2015 annual meeting.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to enable the Company to deduct in full compensation related to performance-based awards granted under the Plan. Therefore, solely for the purpose of qualifying such compensation as performance-based under Section 162(m), the stockholders are asked to approve the following provisions of the Plan (the “Section 162(m) Qualifying Provisions”):

•	All employees of the Company and any parent or subsidiary corporation or other affiliate of the Company are eligible to be granted restricted stock, restricted stock units, performance shares, performance units and cash-based awards under the Plan.

•	The following limits and conditions shall apply to awards (Qualified Performance-Based Grants or otherwise) made under the Plan:

The maximum aggregate number of shares of the Company’s common stock with respect to which all grants may be made under the Plan to any individual during any calendar year shall be 1,000,000 shares, subject to adjustment in certain circumstances as set forth in the Plan. All cash payments (other than with respect to Dividend Equivalents (as defined in the Plan)) shall be equal to the Fair Market Value (as defined in the Plan) of the shares of the Company stock to which the cash payments relate. A participant may not accrue Dividend Equivalents during any calendar year in excess of $1,000,000.

•	The vesting of Qualified Performance-Based Grants may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance measures:

stock price, earnings per share, price-earnings multiples, net earnings, operating earnings, revenue, number of days sales outstanding in accounts receivable, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, stockholder return, return on equity, return on capital employed, net income to shares of common stock, growth in assets, unit volume, sales, cash flow, market share, relative performance to a comparison group designated by the Committee, or strategic business criteria consisting of one or more objectives based on regulatory and development objectives, initiation or completion of clinical trials, results of clinical trials, drug development or commercialization milestones, meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

The performance goals may relate to one or more business units or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing.

While we believe that compensation provided by such awards under the Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as performance-based.

The following summary of material terms of the Plan is qualified in its entirety by the actual language of the Plan, copy of which is set forth in Appendix A to this proxy statement.

Material Features of the Plan

General. The Plan provides that grants may be made in any of the following forms:

•	Incentive stock options;

•	Nonqualified stock options;

•	Stock units;

•	Stock awards;

•	Stock appreciation rights (“SARs”);

•	Dividend equivalents; and

•	Other stock-based awards.

The Plan authorizes a number of shares of our common stock for issuance equal to the sum of the following: (i) 2,000,000 new shares, plus (ii) the number of shares of our common stock subject to outstanding grants under the 2000 Plan as of the date of our 2010 Annual Meeting (4,681,750 as of April 15, 2010) plus (iii) the number of shares of our common stock remaining available for issuance under the 2000 Plan but not subject to previously exercised, vested or paid grants as of the date of the Annual Meeting (770,577 as of April 15, 2010), in each case, subject to adjustment in certain circumstances as described below.

As of April 8, 2015, 2015, a total of 2,496,304 shares had been issued under the Plan, 1,772,519 shares remained subject to outstanding awards under the Plan not yet settled by issuance of shares of common stock, and 4,474,430 shares remained available for the future grant of equity awards under the Plan.

The Plan provides that the maximum aggregate number of shares of our common stock with respect to which grants may be made to any individual during any calendar year is 1,000,000 shares, subject to adjustment in certain circumstances as described below. If dividend equivalents are granted a grantee may not accrue more than $1,000,000 of such dividend equivalents during any calendar year.

If and to the extent options (including options granted under the 2000 Plan) and SARs granted under the Plan terminate, expire or are cancelled, forfeited, exchanged or surrendered without being exercised or if any stock awards, stock units, or other stock-based awards (including stock awards, stock units or other stock-based awards granted under the 2000 Plan), are forfeited, terminated, or otherwise not paid in full, the shares subject to such grants will become available again for purposes of the Plan. Shares surrendered in payment of the exercise price of an option and shares withheld or surrendered for payment of taxes will not become available again for issuance or transfer under the Plan. If SARs are granted, the full number of shares subject to the SARs shall be considered issued under the Plan, without regard to the number of shares issued upon exercise of the SARs and without regard to any cash settlement of the SARs. Except for SARs settled in cash, to the extent any grants are paid in cash, and not in shares of common stock, any shares previously subject to such grants will not count against the share limits under the Plan.

Administration. The Plan will be administered and interpreted by the Compensation Committee (the “Committee”). However, any grants to members of the Committee must be authorized by a disinterested majority of our Board of Directors. References to the Committee include our Board of Directors where appropriate. Ministerial functions may be performed by an administrative committee of our employees appointed by the Committee.

The Committee has the authority to (i) determine the individuals to whom grants will be made under the Plan, (ii) determine the type, size, terms and conditions of the grants, (iii) determine when grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued grant, subject to the limitations described below and (v) deal with any other matters arising under the Plan.

Eligibility for Participation. All of our employees, non-employee directors, consultants and advisors who perform services for us and our subsidiaries are eligible to receive grants under the Plan. As of April 8, 2015, 4 non-employee directors and approximately 12 employees, including 5 executive officers, were eligible to be considered for the grant of awards under the Plan.

The Committee is authorized to select the persons to receive grants from among those eligible and the Committee will determine the number of shares of our common stock that are subject to each grant.

Types of Awards:

Stock Options

The Committee may grant options intended to qualify as incentive stock options within the meaning of Section 422 of the Code (“ISOs”) or “nonqualified stock options” that are not intended to so qualify (“NQSOs”) or any combination of ISOs and NQSOs. Anyone eligible to participate in the Plan may receive a grant of NQSOs. Only our employees and employees of our subsidiaries may receive a grant of ISOs.

The Committee will fix the exercise price per share of options on the date of grant. The exercise price of options granted under the Plan will not be less than the fair market value of our common stock on the date of grant. However, if the grantee of an ISO is a person who holds more than 10% of the total combined voting power of all classes of our outstanding stock, the exercise price per share of an ISO granted to such person must be at least 110% of the fair market value of our common stock on the date of grant. As of April 7, 2015, 2015, the fair market value of our common stock, determined using the last reported sale price of our shares on the Nasdaq Stock Market, was $7.70 per share.

The Committee will determine the term of each option which shall not exceed ten years from the date of grant. Notwithstanding the foregoing, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of our outstanding stock, the term of the ISO may not exceed five years from the date of grant. To the extent that the aggregate fair market value of shares of our common stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, such ISOs will be treated as NQSOs.

The Committee will determine the terms and conditions of options, including when they become exercisable. The Committee may accelerate the exercisability of any options. Except as provided in the grant instrument or as otherwise determined by the Committee, an option may only be exercised while a grantee is employed by or providing service to us or our subsidiaries or during an applicable period after termination of employment or service.

A grantee may exercise an option by delivering notice of exercise to us. The grantee will pay the exercise price and any withholding taxes for the option: (i) in cash, (ii) in certain circumstances as permitted by our Committee, by the surrender of shares of our common stock with an aggregate fair market value on the date the option is exercised equal to the exercise price, (iii) by payment through a broker in accordance with the procedures permitted by Regulation T of the Federal Reserve Board or (iv) by another method approved by our Committee. The Plan also includes a net exercise feature to allow us to issue to a grantee on exercise of a nonqualified stock option, a net number of shares, by reducing the shares that would otherwise be issued on exercise by a number of shares with a fair market value equal to the difference between the exercise price and the current value. This will result in less shares being issued and sold into the market and will allow a grantee to exercise options without making a cash payment for the exercise of the options.

Stock Awards

The Committee may grant stock awards to anyone eligible to participate in the Plan. The Committee may require that grantees pay consideration for the stock awards and may impose restrictions on the stock awards. If restrictions are imposed on stock awards, the Committee will determine whether they will lapse over a period of time or according to such other criteria, including the achievement of specific performance goals, as the Committee determines.

The Committee will determine the number of shares of our common stock subject to the grant of stock awards and the other terms and conditions of the grant including whether the grantee will have the right to vote shares of our common stock and to receive dividends paid on such shares during the restriction period. Unless the Committee determines otherwise, all unvested stock awards are forfeited if the grantee’s employment or service is terminated for any reason.

Stock Units

The Committee may grant stock units to anyone eligible to participate in the Plan. Each stock unit provides the grantee with the right to receive a share of our common stock or an amount based on the value of a share of our common stock at a future date. The Committee will determine the number of stock units that will be granted, whether stock units will become payable based on achievement of performance goals or other conditions, and the other terms and conditions applicable to stock units.

Stock units may be paid at the end of a specified period or deferred to a date authorized by the Committee. If a stock unit becomes distributable, it will be paid to the grantee in cash, in shares of our common stock, or in a combination of cash and shares of our common stock, as determined by the Committee. All unvested stock units are forfeited if the grantee’s employment or service is terminated for any reason, unless the Committee determines otherwise.

The Committee may grant dividend equivalents in connection with grants of stock units made under the plan. Dividend equivalents entitle the grantee to receive amounts equal to ordinary dividends that are paid on the shares underlying a grant while the grant is outstanding. The Committee will determine whether dividend equivalents will be paid currently or credited to a bookkeeping account as a dollar amount or in the form of stock units. Dividend equivalents may be paid in cash, in shares of our common stock or in a combination of the two. The terms and conditions of dividend equivalents will be determined by the Committee.

SARs

The Committee may grant SARs to anyone eligible to participate in the Plan. SARs may be granted in connection with, or independently of, any option granted under the Plan. Upon exercise of an SAR, the grantee will receive an amount equal to the excess of the fair market value of our common stock on the date of exercise over the base amount for the SAR. Such payment to the grantee will be in cash, in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Committee. The Committee will determine the term of each SAR which shall not exceed ten years from the date of grant.

The base amount of each SAR will be determined by the Committee and will be equal to the per share exercise price of the related option or, if there is no related option, an amount that is equal to or greater than the fair market value of our common stock on the date the SAR is granted. The Committee will determine the terms and conditions of SARs, including when they become exercisable. The Committee may accelerate the exercisability of any SARs.

Other Stock-Based Awards

The Committee may grant other stock-based awards, which are grants other than options, SARs, stock units, and stock awards. The Committee may grant other stock-based awards to anyone eligible to participate in the Plan. These grants will be based on or measured by shares of our common stock, and will be payable in cash, in shares of our common stock, or in a combination of cash and shares of our common stock. The terms and conditions for other stock-based awards will be determined by the Committee.

Qualified Performance-Based Compensation. The Plan permits the Committee to impose objective performance goals that must be met with respect to grants of stock units, stock awards, other stock-based awards or dividend equivalents granted to employees under the Plan, in order for the grants to be considered qualified performance-based compensation for purposes of Section 162(m) of the Code (see “Federal Income Tax Consequences” below). Prior to, or soon after the beginning of, the performance period, the Committee will establish in writing the performance goals that must be met, the applicable performance period, the amounts to be paid if the performance goals are met, and any other conditions.

The performance goals, to the extent designed to meet the requirements of Section 162(m) of the Code, will be based on one or more of the following measures: stock price, earnings per share, price-earnings multiples, net earnings, operating earnings, revenue, number of days sales outstanding in accounts receivable, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, stockholder return, return on equity, return on capital employed, net income to shares of common stock, growth in assets, unit volume, sales, cash flow, market share, relative performance to a comparison group designated by the Committee, or strategic business criteria consisting of one or more objectives based on regulatory and development objectives, initiation or completion of clinical trials, results of clinical trials, drug development or commercialization milestones, meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures, consistent with the requirements of Section 409A of the Code.

Deferrals. The Committee may permit or require grantees to defer receipt of the payment of cash or the delivery of shares of our common stock that would otherwise be due to the grantee in connection with any stock units or other stock-based awards under the Plan. The Committee will establish the rules and procedures applicable to any such deferrals and may provide for interest or other earnings to be paid on such deferrals.

Adjustment Provisions. In connection with stock splits, stock dividends, recapitalizations and certain other events affecting our common stock, the Committee will make adjustments as it deems appropriate in the maximum number of shares of our common stock reserved for issuance as grants, the maximum number of shares of our common stock that any individual participating in the Plan may be granted in any year, the number and kind of shares covered by outstanding grants, the kind of shares that may be issued or transferred under the Plan, and the price per share or market value of any outstanding grants. Any fractional shares resulting from such adjustment will be eliminated. In addition, in the event of a change of control, the provisions applicable to a change in control will apply. Any adjustments to outstanding grants shall be consistent with Section 409A or 422 of the Code, to the extent applicable.

Change of Control. Unless the Committee determines otherwise, effective upon the date of the change of control:

•	All outstanding options and SARs will automatically accelerate and become fully exercisable;

•	The restrictions and conditions on all outstanding stock awards will immediately lapse; and

•	All stock units, dividend equivalents and other stock-based awards will become fully vested and will be paid at their target value, or in such greater amounts as the Committee may determine.

Notwithstanding the foregoing, in the event of a change of control, the Committee may take any of the following actions with respect to any or all outstanding grants under the Plan:

•	Require that grantees surrender their options and SARs in exchange for payment by us, in cash or shares of our common stock as determined by the Committee, in an amount equal to the amount by which the then fair market value of the shares subject to the grantee’s unexercised options and SARs exceeds the exercise price of the options or the base amount of the SARs, as applicable;

•	After giving grantees the opportunity to exercise their options and SARs, terminate any or all unexercised options and SARs at such time as the Committee deems appropriate; or

•	Determine that outstanding options and SARs that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding grants that remain in effect after the change of control will be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

In general terms, a change of control under the Plan occurs:

•	if a person, entity or affiliated group (with certain exceptions) acquires more than 50% of our then outstanding voting securities;

•	if we merge into another entity unless the holders of our voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;

•	if we sell or dispose of all or substantially all of our assets;

•	if we are liquidated or dissolved; or

•	if at least a majority of the Board at any time does not consist of individuals who were elected, or nominated for election, by directors in office at the time of such election or nomination.

Transferability of Grants. Only the grantee may exercise rights under a grant during the grantee’s lifetime. A grantee may not transfer those rights except by will or the laws of descent and distribution; provided, however, that a grantee may transfer a grant other than an ISO pursuant to a domestic relations order. The Committee may also provide, in a grant agreement, that a grantee may transfer NQSOs to his or her family members, or one or more trusts or other entities for the benefit of or owned by such family members, consistent with applicable securities laws, according to such terms as the Committee may determine.

Participants Outside of the United States. If any individual who receives a grant under the Plan is subject to taxation in a country other than the United States, the Committee may make the grant on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable country.

No Repricing of Options. Neither our Board nor the Committee can amend the Plan or options previously granted under the Plan to permit a repricing of options or SARs, without prior stockholder approval.

Amendment and Termination of the Plan. Our Board may amend or terminate the Plan at any time, subject to stockholder approval if such approval is required under any applicable laws or stock exchange requirements.

Federal Income Tax Consequences of the Plan

The federal income tax consequences of grants under the Plan will depend on the type of grant. The following description provides only a general description of the application of federal income tax laws to grants under the Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to grantees, as the consequences may vary with the types of grants made, the identity of the grantees and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

From the grantees’ standpoint, as a general rule, ordinary income will be recognized at the time of delivery of shares of our common stock or payment of cash under the Plan. Future appreciation on shares of our common stock held beyond the ordinary income recognition event will be taxable as capital gain when the shares of our common stock are sold. The tax rate applicable to capital gain will depend upon how long the grantee holds the shares. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the grantee, and we will not be entitled to any tax deduction with respect to capital gain income recognized by the grantee.

Exceptions to these general rules arise under the following circumstances:

(i) If shares of our common stock, when delivered, are subject to a substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the grantee makes a special election to accelerate taxation under Section 83(b) of the Code.

(ii) If an employee exercises a stock option that qualifies as an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of our common stock acquired upon exercise of the stock option are held until the later of (A) one year from the date of exercise and (B) two years from the date of grant. However, if the employee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements, the employee will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

(iii) A grant may be subject to a 20% tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Section 162(m) of the Code generally disallows a publicly held corporation’s tax deduction for compensation paid to its chief executive officer or certain other officers in excess of $1 million in any year. Qualified performance-based compensation is excluded from the $1 million deductibility limit, and therefore remains fully deductible by the corporation that pays it. We intend that options and SARs granted under the Plan will be qualified performance-based compensation. Stock units, stock awards, dividend equivalents, and other stock-based awards granted under the Plan may be designated as qualified performance-based compensation if the Committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of Section 162(m) of the Code.

We have the right to require that grantees pay to us an amount necessary for us to satisfy our federal, state or local tax withholding obligations with respect to grants. We may withhold from other amounts payable to a grantee an amount necessary to satisfy these obligations. The Committee may permit a grantee to satisfy our withholding obligation with respect to grants paid in shares of our common stock by having shares withheld, at the time the grants become taxable, provided that the number of shares withheld does not exceed the individual’s minimum applicable withholding tax rate for federal, state and local tax liabilities.

New Plan Benefits

Future awards under the Plan will be granted at the Committee’s discretion and, therefore, are not determinable. Details on awards under the Plan that we granted to our named executive officers and directors are found elsewhere in this proxy statement. During our last completed fiscal year, 437,926 shares subject to awards under the Plan were granted to all current executive officers, and 48,300 shares were subject to awards granted to all other employees. Stock options previously granted under the Plan as of December 31, 2014 are as follows: John R. Plachetka, Pharm.D., President and Chief Executive Officer, Chief Scientific Officer: 394,978; William L. Hodges, Chief Financial Officer, Senior Vice President, Finance and Administration: 95,000; Gilda M. Thomas, Senior Vice President, General Counsel: 95,000; John G. Fort, M.D., Chief Medical Officer: 92,500; Dennis McNamara, Senior Vice President, Chief Business Officer: 42,000; all current executive officers as a group:709,478; all current directors who are not executive officers as a group: 110,000; and all employees, including all current officers who are not executive officer: 376,153. No options under the Plan have been granted since its inception to one or more director nominees or associates of director nominees, current directors, or executive officers. No other person has received or will receive five percent of all options granted or will be granted under the Plan.

The Board of Directors Recommends a Vote “FOR” approval of the foregoing proposal entitled “Approval of Certain Provisions of the POZEN Inc. 2010 Omnibus Equity Compensation Plan.

If you sign your proxy or voting instruction card or vote by telephone or over the Internet but do not give instructions with respect to this proposal, your shares will be voted for the approval of the foregoing Approval of Certain Provisions of the POZEN Inc. 2010 Omnibus Equity Compensation Plan, as recommended by the Board of Directors.

Vote Required

Approval of the foregoing Approval of Certain Provisions of the POZEN Inc. 2010 Omnibus Equity Compensation Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to be voted at the meeting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed the registered independent public accounting firm of Ernst & Young LLP as the independent auditors to examine POZEN’s financial statements for the fiscal year ending December 31, 2015 and has recommended to the Board that such appointment be submitted to our stockholders for ratification. Ernst & Young LLP has served as our independent auditors since 1997. Representatives from Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from those attending the meeting.

Although stockholder ratification of the appointment of our independent auditors is not required by our bylaws or otherwise, we are submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, then our Audit Committee will reconsider whether or not to retain that firm.

Vote Required for Approval

The affirmative vote of a majority of the votes cast in person or by duly executed proxies is required for approval of the proposal to ratify the appointment of our independent auditors.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors oversees POZEN’s financial reporting process on behalf of the Board. Management is responsible for POZEN’s disclosure controls and procedures and financial reporting process, including its system of internal control over financial reporting, and for preparing POZEN’s financial statements in accordance with accounting principles generally accepted in the United States. POZEN’s independent auditors are responsible for auditing those financial statements and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditors. The Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.POZEN.com.

The Audit Committee has met and held discussions with management and the independent auditors, both separately and together. Management has represented to the Audit Committee that POZEN’s audited financial statements for 2014 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, the Audit Committee has discussed with the independent auditors their independence from POZEN and its management, including the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence. Finally, the Audit Committee has discussed with POZEN’s independent auditors the overall scope and plans for their audits, the results of their examinations, their evaluations and assessment of POZEN’s internal control over financial reporting and the overall quality of POZEN’s financial reporting.

In its oversight function, the Audit Committee relies on the representations of management and the independent auditors and thus does not have an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal control over financial reporting, that POZEN’s financial statements are presented in accordance with accounting principles generally accepted in the United States, that the audit of POZEN’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States, or that the independent auditors are in fact “independent.”

Based upon the Audit Committee’s discussions with management and the independent auditors as described above and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that POZEN’s audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC.

Submitted by:

The Audit Committee of the Board of Directors

Arthur S. Kirsch, Chairman

Kenneth B. Lee, Jr.

Seth A. Rudnick, M.D.

AUDIT AND OTHER FEES

The following table summarizes the aggregate fees billed for professional services rendered to us by Ernst & Young LLP, our registered independent public accounting firm, in fiscal years 2011 and 2012. A description of these fees and services follows the table.

	2013	2014
Audit Fees	$395,006	$398,049
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$395,006	$398,049

Audit Fees. Fees for audit services in 2014 and 2013 consisted of fees associated with the annual audit and the reviews of POZEN’s quarterly reports on Form 10-Q along with fees associated with SEC and accounting regulations and compliance consulting.

Audit-Related Fees. There were no fees for the category “Audit-Related Fees” in 2014 and 2013.

Tax Fees. There were no fees for the category “Tax Fees” in 2014 and 2013.

All Other Fees. There were no fees for the category “All Other Services” in 2014 and 2013.

The Audit Committee has considered whether the provision of these services by Ernst & Young LLP is compatible with maintaining the independence of Ernst & Young. Further, all of the services provided by Ernst & Young in 2014 and 2013 were approved in advance in accordance with the Audit Committee’s pre-approval policies and procedures described below. The Audit Committee did not rely on the waiver of pre-approval procedures permitted with respect to de minimus non-audit services under the applicable rules of the SEC for its approval of any of the services provided by Ernst & Young LLP in 2014 and 2013.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the pre-approval of all audit and non-audit services to be provided by our independent auditors. Under these policies and procedures, the Audit Committee approves in advance the provision of services and fees for such services that are specifically identified in the independent auditor’s annual engagement letter for the audits and reviews, in management’s annual budget relating to services to be provided by the independent auditors and any amendments to the annual budget reflecting additional services to be provided by or higher fees of the independent auditors. All other services to be provided by the independent auditors are pre-approved by the Audit Committee as they arise. The Chairman of the Audit Committee has been delegated authority to pre-approve services in accordance with these policies and procedures. The Chairman is to report any such approval of services to the Audit Committee at its next meeting. The Audit Committee considers, among other things, whether the provision of such audit or non-audit services is consistent with applicable regulations regarding maintaining auditor independence, whether the provision of such services would impair the independent auditors’ independence and whether the independent auditors are best positioned to provide the most effective and efficient service.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

See “Executive Compensation” and “Director Compensation” above for a discussion of director compensation, executive compensation and our named executive officers’ employment agreements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors and executive officers and persons who own more than 10% of our outstanding shares of common stock to file with the SEC initial reports of ownership and reports of changes in ownership in our common stock and other equity securities. Specific due dates for these records have been established, and we are required to report in this proxy statement any failure in 2014 to file by these dates. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, there were no reports required under Section 16(a) of the Exchange Act that were not timely filed during the fiscal year ended December 31, 2014.

CERTAIN DEADLINES FOR THE 2016 ANNUAL MEETING

Any stockholder proposal submitted to us pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in the proxy statement and proxy relating to our 2015 Annual Meeting must be received by us no later than the close of business on December 29, 2015. If we do not receive notice of any non-Rule 14a-8 matter that a stockholder wishes to raise at the Annual Meeting in 2016 by March 11, 2016, the proxy holders will retain discretionary authority to vote proxies on any such matter if it is raised at the 2016 Annual Meeting.

In order for a stockholder to nominate a person for election to the Board or bring other business before the 2016 annual meeting of stockholders, the stockholder must comply with the advance notice provisions of our bylaws, which require that the stockholder deliver written notice to the Secretary and comply with the other requirements set forth in the bylaws. In the case of stockholder nominations, we must receive this notice not less than 90 days prior to the meeting date as originally scheduled. In the case of any other business, we must receive the notice not less than 60 or more than 90 days prior to the meeting date as originally scheduled. If we give stockholders less than 70 days’ notice or prior public disclosure of the date of the annual meeting, the stockholder must deliver the Secretary notice that must be received or mailed or delivered not later than the close of business on the 10th day following the date on which we gave notice or made public disclosure of the date of the annual meeting to either make a nomination or bring other business before the meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Notice or set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. Under this process, stockholders of record who have the same address and last name and have not previously requested electronic delivery of proxy materials will receive a single envelope containing the Notice for all stockholders having that address. The Notice for each stockholder will include that stockholder’s unique control number needed to vote his or her shares.

If you would like to receive a separate Notice, please contact our investor relations department at our offices located at 1414 Raleigh Road, Suite 400, Chapel Hill, North Carolina 27517; telephone (919) 913-1030.

For those stockholders who have the same address and last name and who request to receive a printed copy of the proxy materials by mail, we will send only one copy of such materials to each address unless one or more of those stockholders notifies us, in the same manner described above, that they wish to receive a printed copy for each stockholder at that address.

If you are a beneficial owner, you can request information about householding from your broker, bank or nominee.

OTHER MATTERS

The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

To the extent that information contained in this proxy statement is within the knowledge of persons other than our management, we have relied on such persons for the accuracy and completeness thereof.

This proxy statement and our annual report on Form 10-K is available in the “Investors” section of our website at www.POZEN.com. Alternatively, upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, we will mail, at no charge to the stockholder, a copy of our annual report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for POZEN’s most recent fiscal year. Requests from beneficial owners of our voting securities must set forth a good faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

Investor Relations POZEN Inc. 1414 Raleigh Road, Suite 400 Chapel Hill, North Carolina 27517

If you would like us to send you a copy of the exhibits listed on the exhibit index of the annual report on Form 10-K, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit.

You are asked to advise us if you intend to attend the Annual Meeting. For directions to the Annual Meeting, please call Stephanie Bonestell at POZEN at (919) 913-1030.

You are urged to complete, sign, date and return your proxy card promptly to make certain your shares will be voted at the Annual Meeting. Also, the proxy card contains instructions for record holders who want to vote their shares via the Internet. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

Gilda M. Thomas
Secretary

Dated: April 27, 2015

APPENDIX A

POZEN INC. 2010 OMNIBUS EQUITY COMPENSATION PLAN

1.	Purpose

Effective as of the Effective Date (as defined below), the POZEN, Inc. 2010 Omnibus Equity Compensation Plan (the “Plan”) is hereby established as a successor to the Second Amended and Restated POZEN, Inc. 2000 Equity Compensation Plan (the “2000 Plan”). The 2000 Plan is hereby merged with and into this Plan effective as of the Effective Date, and no additional grants shall be made thereafter under the 2000 Plan. Outstanding grants under the 2000 Plan shall continue in effect according to their terms as in effect before the Plan merger (subject to such amendments as the Committee (as defined below) determines, consistent with the 2000 Plan, as applicable), and the shares with respect to outstanding grants under the 2000 Plan shall be issued or transferred under this Plan.

The purpose of the Plan is to provide (i) designated employees of POZEN, Inc. (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company and its subsidiaries, and (iii) non-employee members of the board of directors of the Company with the opportunity to receive grants of stock options, stock units, stock awards, stock appreciation rights and other stock-based awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

2.	Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a)	“Board” means the Company’s Board of Directors.

(b)	“Change of Control” shall be deemed to have occurred if:

(i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors;

(ii) The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company; or

(iii) After the Effective Date, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than one year, unless the election or nomination for election of each new director who was not a director at the beginning of such one-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

Notwithstanding the foregoing, the Committee may provide for a different definition of a “Change of Control” in a Grant Agreement if such Grant is subject to the requirements of section 409A of the Code and the Grant will become payable on a Change of Control.

(c) “Code” means the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

(d) “Committee” means (i) with respect to Grants to Employees and Key Advisors, the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan, (ii) with respect to Grants made to Non-Employee Directors, the Compensation Committee or the Board, except as provided in Section 3(a), and (iii) with respect to Grants that are intended to be “qualified performance-based compensation” under section 162(m) of the Code, a committee that consists of two or more persons appointed by the Board, all of whom shall be “outside directors” as defined under section 162(m) of the Code and related Treasury regulations.

(e) “Company” means POZEN, Inc., its parent, subsidiary corporations or other entities and any successor corporation, as determined by the Committee.

(f) “Company Stock” means the common stock of the Company.

(g) “Dividend Equivalent” means an amount calculated with respect to a Stock Unit, which is determined by multiplying the number of shares of Company Stock subject to the Stock Unit by the per-share cash dividend, or the per-share fair market value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on its Company Stock. If interest is credited on accumulated dividend equivalents, the term “Dividend Equivalent” shall include the accrued interest.

(h) “Effective Date” of the Plan means June 10, 2010; provided that the Plan is approved by the stockholders of the Company on that date.

(i) “Employee” means an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

(j) “Employer” means the Company and its subsidiaries.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l) “Exercise Price” means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

(m) “Fair Market Value” of Company Stock means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Stock is a national securities exchange, the last reported sale price of Company Stock during regular trading hours on the relevant date or (if there were no trades on that date) the last reported sale price of Company Stock during regular trading hours on the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on such exchange, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on the OTC Bulletin Board, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not so reported, the Fair Market Value per share shall be as determined by the Committee.

(n) “Grant” means an Option, Stock Unit, Stock Award, SAR or Other Stock-Based Award granted under the Plan.

(o) “Grant Agreement” means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.

(p) “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(q) “Non-Employee Director” means a member of the Board who is not an Employee.

(r) “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

(s) “1933 Act” means the Securities Act of 1933, as amended.

(t) “Option” means an option to purchase shares of Company Stock, as described in Section 7.

(u) “Other Stock-Based Award” means any Grant based on, measured by or payable in Company Stock (other than an Option, Stock Unit, Stock Award or SAR), as described in Section 11.

(v) “Participant” means an Employee, Non-Employee Director or Key Advisor designated by the Committee to participate in the Plan.

(w) “Plan” means this POZEN, Inc. 2010 Omnibus Equity Compensation Plan, as may be amended from time to time.

(x) “SAR” means a stock appreciation right as described in Section 10.

(y) “Stock Award” means an award of Company Stock as described in Section 9.

(z) “Stock Unit” means an award of a phantom unit representing a share of Company Stock, as described in Section 8.

3.	Administration

(a) Committee. The Plan shall be administered and interpreted by the Committee; provided, however, that any Grants to members of the Compensation Committee must be authorized by a disinterested majority of the Board. Ministerial functions may be performed by an administrative committee comprised of Company employees appointed by the Committee.

(b) Committee Authority. The Committee shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued Grant, subject to the provisions of Section 18 below, and (v) deal with any other matters arising under the Plan.

(c) Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

4.	Grants

(a) Grants under the Plan may consist of Options as described in Section 7, Stock Units as described in Section 8, Stock Awards as described in Section 9, SARs as described in Section 10 and Other Stock-Based Awards as described in Section 11. All Grants shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Agreement.

(b) All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

5.	Shares Subject to the Plan

(a) Shares Authorized. Subject to adjustment as described below in (d), the total aggregate number of shares of Company Stock that may be issued under the Plan shall be the sum of the following: (i) 2,000,000 new shares, plus (ii) the number of shares of Company Stock subject to outstanding grants under the 2000 Plan as of the Effective Date, plus (iii) the number of shares of Company Stock remaining available for issuance under the 2000 Plan but not subject to previously exercised, vested or paid Grants as of the Effective Date.

(b) Source of Shares; Share Counting. Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan (including options granted under the 2000 Plan) terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Stock Awards, Stock Units, or Other Stock-Based Awards (including stock awards, stock units or other stock-based awards granted under the 2000 Plan) are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such Grants shall again be available for purposes of the Plan. Shares of Company Stock withheld or surrendered in payment of the Exercise Price of an Option, and shares withheld or surrendered for payment of taxes, shall not be available for re-issuance under the Plan. Upon the exercise of an Option through the net exercise procedure under Section 7(e) or upon the exercise of a SAR, then both for purposes of calculating the number of shares of Company Stock remaining available for issuance under the Plan and the number of shares of Company Stock remaining available for exercise under such Option or SAR, the number of such shares shall be reduced by the gross number of shares for which the Option or SAR is exercised, and without regard to any cash settlement of a SAR. Except for SARs settled in cash, to the extent that any Grants are paid in cash (including grants under the 2000 Plan), and not in shares of Company Stock, such Grants shall not count against the share limits in subsection (a).

(c) Individual Limits. All Grants under the Plan shall be expressed in shares of Company Stock. The maximum aggregate number of shares of Company Stock with respect to which all Grants may be made under the Plan to any individual during any calendar year shall be 1,000,000 shares, subject to adjustment as described in subsection (d) below. The individual limits of this subsection (c) shall apply without regard to whether the Grants are to be paid in Company Stock or cash. All cash payments (other than with respect to Dividend Equivalents) shall equal the Fair Market Value of the shares of Company Stock to which the cash payments relate. A Participant may not accrue Dividend Equivalents during any calendar year in excess of $1,000,000.

(d) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the kind and number of shares covered by outstanding Grants, the kind and number of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Committee, in such manner as the Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control of the Company, the provisions of Section 16 of the Plan shall apply. Any adjustments to outstanding Grants shall be consistent with section 409A or 424 of the Code, to the extent applicable. Any adjustments determined by the Committee shall be final, binding and conclusive.

6.	Eligibility for Participation

(a) Eligible Persons. All Employees and Non-Employee Directors shall be eligible to participate in the Plan including consultants and advisors who perform services for the Company or any of its subsidiaries (“Key Advisors”) if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b) Selection of Participants. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to each Grant.

7.	Options

(a) General Requirements. The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor upon such terms and conditions as the Committee deems appropriate under this Section 7. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b) Type of Option, Price and Term.

(i) The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors or Key Advisors.

(ii) The Exercise Price of Company Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Company Stock on the date of grant.

(iii) The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(c) Exercisability of Options.

(i) Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Agreement. The Committee may grant Options that are subject to achievement of performance goals or other conditions. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii) The Committee may provide in a Grant Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate.

(iii) Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(d) Termination of Employment or Service. Except as provided in the Grant Agreement, an Option may only be exercised while the Participant is employed as an Employee or providing service as a Non-Employee Director or Key Advisor. The Committee shall determine in the Grant Agreement under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.

(e) Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) if permitted by the Committee, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve, to the extent permitted by applicable law. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock. In addition, to the extent an Option is at the time exercisable for vested shares of Company Stock, all or any part of that vested portion may be surrendered to the Company for an appreciation distribution payable in shares of Company Stock with a Fair Market Value at the time of the Option surrender equal to the dollar amount by which the then Fair Market Value of the shares of Company Stock subject to the surrendered portion exceeds the aggregate Exercise Price payable for those shares.

(f) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code.

8.	Stock Units

(a) General Requirements. The Committee may grant Stock Units to an Employee, Non-Employee Director or Key Advisor, upon such terms and conditions as the Committee deems appropriate under this Section 8. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount based on the value of a share of Company Stock. All Stock Units shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan.

(b) Terms of Stock Units. The Committee may grant Stock Units that are payable on terms and conditions determined by the Committee, which may include payment based on achievement of performance goals.

Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c) Payment With Respect to Stock Units. Payment with respect to Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee. The Grant Agreement shall specify the maximum number of shares that can be issued under the Stock Units.

(d) Requirement of Employment or Service. The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.

(e) Dividend Equivalents. The Committee may grant Dividend Equivalents in connection with Stock Units, under such terms and conditions as the Committee deems appropriate. Dividend Equivalents may be paid to Participants currently or may be deferred. All Dividend Equivalents that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan. Dividend Equivalents may be accrued as a cash obligation, or may be converted to additional Stock Units for the Participant, and deferred Dividend Equivalents may accrue interest, all as determined by the Committee. The Committee may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals. Dividend Equivalents may be payable in cash or shares of Company Stock or in a combination of the two, as determined by the Committee.

9.	Stock Awards

(a) General Requirements. The Committee may issue shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 9. Shares of Company Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals. The Committee shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award.

(b) Requirement of Employment or Service. The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

(c) Restrictions on Transfer. While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 15(a). If certificates are issued, each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Company may retain possession of any certificates for Stock Awards until all restrictions on such shares have lapsed.

(d) Right to Vote and to Receive Dividends. The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period. The Committee may determine that dividends on Stock Awards shall be withheld while the Stock Awards are subject to restrictions and that the dividends shall be payable only upon the lapse of the restrictions on the Stock Awards, or on such other terms as the Committee determines. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan. Accumulated dividends may accrue interest, as determined by the Committee, and shall be paid in cash, shares of Company Stock, or in such other form as dividends are paid on Company Stock, as determined by the Committee.

10.	Stock Appreciation Rights

(a) General Requirements. The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with an Option. The Committee shall establish the number of shares, the terms and the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be not less than the Fair Market Value of a share of Company Stock as of the date of grant of the SAR.

(b) Tandem SARs. The Committee may grant tandem SARs either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c) Exercisability; Term. A SAR shall become exercisable in accordance with such terms and conditions as may be specified. The Committee may grant SARs that are subject to achievement of performance goals or other conditions. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. The Committee shall determine in the Grant Agreement under what circumstances and during what periods a Participant may exercise a SAR after termination of employment or service. A tandem SAR shall be exercisable only while the Option to which it is related is exercisable. The Committee shall determine the term of each SAR, which shall not exceed ten years from the date of grant.

(d) Grants to Non-Exempt Employees. SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e) Exercise of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as specified in the Grant Agreement.

(f) Form of Payment. The Committee shall determine whether the stock appreciation for a SAR shall be paid in the form of shares of Company Stock, cash or a combination of the two. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of a SAR, cash shall be delivered in lieu of any fractional share.

11.	Other Stock-Based Awards

The Committee may grant other awards not specified in Sections 7, 8, 9 or 10 above that are based on or measured by Company Stock to Employees, Non-Employee Directors and Key Advisors, on such terms and conditions as the Committee deems appropriate. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Company Stock or cash, or in a combination of the two, as determined by the Committee in the Grant Agreement.

12.	Qualified Performance-Based Compensation

(a) Designation as Qualified Performance-Based Compensation. The Committee may determine that Stock Units, Stock Awards, Dividend Equivalents or Other Stock-Based Awards granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 12 shall apply.

(b) Performance Goals. When Grants are made under this Section 12, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of section 162(m) of the Code for “qualified performance-based compensation.” The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Grants identified by the Committee as “qualified performance-based compensation.”

(c) Criteria Used for Objective Performance Goals. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, price-earnings multiples, net earnings, operating earnings, revenue, number of days sales outstanding in accounts receivable, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, stockholder return, return on equity, return on capital employed, net income to shares of Company Stock, growth in assets, unit volume, sales, cash flow, market share, relative performance to a comparison group designated by the Committee, or strategic business criteria consisting of one or more objectives based on regulatory and development objectives, initiation or completion of clinical trials, results of clinical trials, drug development or commercialization milestones, meeting specified revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. The performance goals may relate to one or more business units or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. Performance goals need not be uniform as among Participants.

(d) Timing of Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code.

(e) Certification of Results. The Committee shall certify the performance results for the performance period specified in the Grant Agreement after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the satisfaction of all other terms of the Grant Agreement.

(f) Death, Disability or Other Circumstances. The Committee may provide in the Grant Agreement that Grants under this Section 12 shall be payable, in whole or in part, in the event of the Participant’s death or disability, a Change of Control or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

13.	Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the Participant in connection with any Grant. The Committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.

14.	Withholding of Taxes

(a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b) Election to Withhold Shares. If the Committee so permits, shares of Company Stock may be withheld to satisfy the Company’s tax withholding obligation with respect to Grants paid in Company Stock, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

15.	Transferability of Grants

(a) Restrictions on Transfer. Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options to or for Family Members. Notwithstanding the foregoing, the Committee may provide, in a Grant Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of a Nonqualified Stock Option and the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer.

16.	Consequences of a Change of Control

(a) Notice and Acceleration. Unless the Committee determines otherwise, effective upon the date of the Change of Control, (i) all outstanding Options and SARs shall automatically accelerate and become fully exercisable, (ii) the restrictions and conditions on all outstanding Stock Awards shall immediately lapse, and (iii) all Stock Units, Other Stock-Based Awards and Dividend Equivalents shall become fully vested and shall be paid at their target values, or in such greater amounts as the Committee may determine.

(b) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Committee may take one or more of the following actions with respect to any or all outstanding Grants: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, (ii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, or (iii) determine that outstanding Options and

SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation, (or a parent or subsidiary of the surviving corporation), and other outstanding Grants that remain in effect after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

17.	Requirements for Issuance of Shares

No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a stockholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

18.	Amendment and Termination of the Plan

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the stockholders of the Company if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements. No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement, or except as provided in Section 19(b) below. Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

(b) No Repricing Without Stockholder Approval. Notwithstanding anything in the Plan to the contrary, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

(c) Stockholder Approval for “Qualified Performance-Based Compensation.” If Grants are made under Section 12 above, the Plan must be reapproved by the Company’s stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 12, if additional Grants are to be made under Section 12 and if required by section 162(m) of the Code or the regulations thereunder.

(d) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.

19.	Miscellaneous

(a) Effective Date. The Plan shall be effective as of the Effective Date, if approved by the Company’s stockholders on such date.

(b) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other stock-based awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as determined by the Committee.

(c) Compliance with Law.

(i) The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, and Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422 or 162(m) as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422 or 162(m) of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(ii) The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. Each Grant shall be construed and administered such that the Grant either (A) qualifies for an exemption from the requirements of section 409A of the Code or (B) satisfies the requirements of section 409A of the Code. If a Grant is subject to section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (II) payments to be made upon a termination of employment shall only be made upon a “separation from service” under section 409A of the Code, (III) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of section 409A of the Code, and (IV) in no event shall a Grantee, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code.

(iii) Any Grant that is subject to section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Participant’s separation from service, if required by section 409A of the Code. If a distribution is delayed pursuant to section 409A of the Code, the distribution shall be paid within 15 days after the end of the six-month period. If the Grantee dies during such six-month period, any postponed amounts shall be paid within 90 days of the Grantee’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with section 416(i) of the Code and the “specified employee” requirements of section 409A of the Code.

(iv) Notwithstanding anything in the Plan or any Grant agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Grants under the Plan, and in no event shall the Company have any responsibility or liability if a Grant does not meet any applicable requirements of section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under section 409A of the Code, the Company does not represent or warrant that the Plan or any Grant complies with any provision of federal, state, local or other tax law.

(d) Enforceability. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(e) Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(f) Rights of Participants. Nothing in this Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.

(g) No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(h) Employees Subject to Taxation Outside the United States. With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(i) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

POZEN INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M92830-P66216 KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

POZEN INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:
1.	To elect the following nominees to serve as Class III Directors:	☐	☐	☐

Nominees:
01) John R. Plachetka, Pharm.D.
02) Seth A. Rudnick, M.D.

				For	Against	Abstain

2.	To approve the compensation of the Company's named executive officers, on an advisory basis.			☐	☐	☐

3.

To approve certain provisions of the POZEN Inc. 2010 Omnibus Equity Compensation Plan to enable the Company to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code.

				☐	☐	☐

4.	To ratify the appointment of Ernst & Young LLP as POZEN's independent auditors to audit POZEN's financial statements for the fiscal year ending December 31, 2015.			☐	☐	☐

MARK HERE FOR ADDRESS CHANGES/COMMENTS AND NOTE ON REVERSE SIDE			☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐ Yes	☐ No

Please sign and return this Proxy Card so that the shares can be represented at the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you vote by ballot, such vote will supersede this proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

For Directions to the Annual Meeting, please refer to the “About Us” section of our website at www.pozen.com.

PLEASE RETURN THIS CARD PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE OR OTHERWISE TO POZEN INC., C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NY 11717, SO THAT THE SHARES CAN BE REPRESENTED AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report of POZEN are available at: www.proxyvote.com

DETACH HERE

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M92831-P66216

POZEN Inc.

COMMON STOCK

PROXY CARD

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on June 10, 2015.

YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD.

PROXY

The undersigned, revoking all prior proxies, hereby appoints William L. Hodges and John E. Barnhardt, and each of them, with full power of substitution, proxies to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at 1414 Raleigh Road, Suite 400, Chapel Hill, North Carolina 27517, on Wednesday, June 10, 2015 at 10:00 a.m. Eastern time, and at any adjournments thereof, subject to any directions indicated on the reverse side of this card, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 15, 2015, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

If this Proxy is properly executed and returned, and not revoked, the shares it represents will be voted at the meeting in accordance with the choices specified on this proxy card. If no choice is specified, the shares will be voted by the proxies FOR the election of the nominee listed in Proposal 1 to serve as Class III directors on the Board of Directors, FOR Proposal 2 to approve the advisory (non-binding) vote on executive compensation, FOR Proposal 3 to approve certain provisions of the POZEN Inc. 2010 Omnibus Equity Compensation Plan to enable the Company to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code, FOR Proposal 4 to ratify the appointment of Ernst & Young LLP as POZEN Inc.’s independent auditors to audit POZEN Inc.’s financial statements for the fiscal year ending December 31, 2015, and at their discretion on any other matter that may properly come before the meeting.

Address Changes/Comments:

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CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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